PROSPECTUS

                                    ROCHESTER
                                      FUND
                                   MUNICIPALS

                                 350 Linden Oaks
                         Rochester, New York 14625-2807
                                 1-800-552-1129
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     Rochester Fund Municipals (the "Fund") is a non-diversified, open-end management investment company having an investment objective of providing as high a level of interest income exempt from Federal, New York State and New York City personal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Fund will seek to achieve this investment objective through investing primarily in New York State municipal and public authority debt obligations. Except for temporary defensive purposes, at least 80% of the Fund's net assets will be invested in municipal securities. There can be no assurance that the Fund will achieve its objective.

     The Prospectus sets forth concisely information about the Fund that prospective investors ought to know before investing. Investors should read this Prospectus carefully before investing and should retain it for future reference. A Statement of Additional Information (the "SAI") for the Fund dated May 1, 1995 as revised on January 5, 1996, which is incorporated by reference in its entirety in this Prospectus, has been filed with the Securities and Exchange Commission and is available without charge upon request to Oppenheimer Shareholder Services, the Fund's shareholder servicing agent (the "Agent") at 1-800-552-1129 or by writing to the Agent. The SAI contains information about the Fund and its management not included in this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION NOR ARE SHARES OF THE FUND FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

   The date of this Prospectus is May 1, 1995, as revised on January 5, 1996

                               Table of Contents

                                                                          Page
                                                                          ----
Shareholder Expense Information .....................................        2
Financial Highlights ................................................        3
About the Fund ......................................................        4
Risk Factors ........................................................        8
Dividends and Other Distributions ...................................       10
How to Purchase Shares ..............................................       11
Distribution Plan ...................................................       13
Shareholder Services ................................................       13
How to Redeem Shares ................................................       14
Performance .........................................................       15
Tax Matters .........................................................       16
Management, Services and Distribution ...............................       17
Appendix A ..........................................................       19
Account Application .................................................       21

                         SHAREHOLDER EXPENSE INFORMATION

     The information contained in the following tables is intended to assist an investor in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. For a further description of the various costs and expenses listed below, see How to Purchase Shares, How to Redeem Shares, Shareholder Servicees and Management, Services and Distribution.

                        Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price) .............................................      4.00%

                         Annual Fund Operating Expenses
                      As a Percentage of Average Net Assets

Management Fees (1) ..............................................      0.48%
12b-1 Fees (2) ...................................................      0.15%
Other Expenses ...................................................      0.26%
                                                                        -----
Total Fund Operating Expenses (3) ................................      0.89%
                                                                        =====
---------

(1) The Fund's Management Fees have been restated to reflect the amendment of the Fund's Investment Advisory Agreement on May 1, 1995 to increase such fees as a percentage of average net assets payable to the Fund's investment adviser.

(2) The Fund's 12b-1 Fees have been restated to reflect the amendment of the Fund's 12b-1 Distribution Plan on May 1, 1995 to eliminate the asset based sales charge. Although the Board of Trustees has authorized payment of a service fee of only 0.15% per annum of average daily net assets, the Fund's Distribution Plan, as amended, permits payment of a service fee up to 0.25% per annum.

(3) Actual Total Operating Expenses during the fiscal year ended December 31, 1994 were 0.84% (including interest expense) and 0.73% (excluding interest expense). For the fiscal year ending December 31, 1994, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

                                    Examples

     Your investment of $1,000 would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                               Cumulative Expenses

                    1 year     3 years     5 years     10 years
                    ------     -------     -------     --------
                     $49         $67         $87         $145

     The above example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

                       Selected Per Share Data and Ratios
                 (For a Share Outstanding Throughout the Period)

     The following table contains financial information for a share of Rochester Fund Municipals for the ten one year periods ended December 31, 1994. The information set forth in this table has been derived from financial statements which have been examined by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. The information should be read in conjunction with the financial statements and notes thereto which appear in the SAI.


                                                                           Years Ended December 31,
                                           ---------------------------------------------------------------------------------------

                                           1994       1993      1992      1991     1990     1989    1988    1987*   1986*    1985
                                           ----       ----      ----      ----     ----     ----    ----    ----    ----     ----

Net asset value,
 beginning of period ...............     $19.00      $17.65    $17.01    $16.24   $16.29   $16.14  $15.31  $16.06  $16.14   $15.79
                                         ------      ------    ------    ------   ------   ------  ------  ------  ------   ------
Income from investment operations:
 Net investment income .............       1.13        1.17      1.20      1.20     1.20     1.20    1.20    1.13     .88      .87
 Net realized and unrealized
  gain (loss) on investments .......      (2.68)       1.35       .64       .81     (.05)     .15     .83    (.57)    .16      .20
                                         ------      ------    ------    ------   ------   ------  ------  ------  ------   ------
Total from investment
 operations ........................      (1.55)       2.52      1.84      2.01     1.15     1.35    2.03     .56    1.04     1.07
                                         ------      ------    ------    ------   ------   ------  ------  ------  ------   ------
Less distributions:
 Dividends from net
  investment income ................      (1.13)      (1.17)    (1.20)    (1.20)   (1.20)   (1.20)  (1.20)  (1.20)  (1.12)    (.72)
 Distributions from undistributed
  net investment income--prior
  year .............................      (0.01)        --         --        --       --       --      --      --      --       --
 Distributions from capital
  gains ............................         --         --       (.04)       --       --       --      --    (.11)     --       --
                                         ------      ------    ------    ------   ------   ------  ------  ------  ------   ------
Total distributions ................      (1.14)      (1.17)    (1.20)    (1.24)   (1.20)   (1.20)  (1.20)  (1.31)  (1.12)    (.72)
                                         ------      ------    ------    ------   ------   ------  ------  ------  ------   ------
 Net asset value, end of period ....     $16.31      $19.00    $17.65    $17.01   $16.24   $16.29  $16.14  $15.31   $16.06  $16.14
                                         ======      ======    ======    ======   ======   ======  ======  ======  ======   ======
Total return (excludes sales load)        (8.35%)     14.60%    11.19%    12.79%    7.28%    8.67%  13.72%   3.69%    6.89%   7.87%
Ratios/supplemental data:
 Net assets, end of period
  (000 omitted) .................... $1,791,299  $1,794,096  $997,030  $497,440 $260,553  $98,095 $39,277 $16,567   $7,096  $5,077
Ratio of total expenses
 to average net assets .............       0.84%       0.75%     0.84%     0.87%    0.88%    1.11%   1.13%    1.2%     0.8%    1.1%
Ratio of total expenses
 (excluding interest) to
 average net assets(Y) .............       0.73%       0.64%     0.70%     0.74%    0.72%    0.91%   1.10%    1.2%     0.8%    1.1%
Ratio of net investment income
 to average net assets .............       6.43%       6.21%     6.79%     7.12%    7.21%    7.19%   7.40%    7.3%     5.5%    5.4%
Portfolio turnover rate ............      34.39%      18.27%    29.99%    48.54%   51.63%   34.76%  61.50%   72.8%   110.0%   30.3%

------------------------
Per share information has been determined on the basis of a weighted daily average number of shares outstanding during the period.

  * Includes a voluntary reimbursement of expenses by Fielding Management Company, Inc. which amounted to $.04 per share in 1986 and $.01 per share in 1987. Without reimbursement, the ratio of total expenses to average net assets would have been 1.1% in 1986 and 1.2% in 1987. Fielding Management Company, Inc. was the Fund's investment adviser from inception through April 30, 1994.

(Y) During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.


                            Information On Bank Loans

                                                                             Year ended December 31,
                                                          --------------------------------------------------------------
                                                             1994     1993    1992    1991      1990     1989     1988
                                                          --------  -------  ------- -------  -------   ------   -------

Bank loans outstanding at end of year (000) ...........   $ 15,083  $30,886  $22,644 $18,292  $ 3,067   $1,139   $  430
Monthly average amount of bank loans outstanding
 during the  year (000) ...............................   $ 28,131  $27,137  $17,060 $ 5,317  $ 2,587   $  990   $   20
Monthly average number of shares of the Fund
 outstanding during the year (000) ....................    105,753   77,472   41,429  22,445   10,327    3,980    1,554
Average amount of bank loans per share
 outstanding during the year ..........................    $   .27   $  .35   $  .41  $  .24   $  .25    $ .25    $ .01


ABOUT THE FUND

Investment Objective

     The Fund, which is organized as a business trust under the laws of the Commonwealth of Massachusetts, conducted operations as a closed-end investment company from December, 1982 until May 15, 1986, at which time it commenced operations as an open-end investment company.

     The Fund's investment objective is to provide as high a level of interest income exempt from Federal, New York State (the "State ) and New York City personal income taxes as is consistent with prudent investing while seeking preservation of shareholders' capital. The investment objective of the Fund cannot be changed without shareholder approval. The Fund will seek to achieve its objective by investing primarily in State municipal and public authority debt obligations exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. See Tax Matters. Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in the Fund's net asset value because the prices of long term bonds are more affected by changes in interest rates than prices of short term bonds.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in tax-exempt securities except when the Fund's investment adviser determines that market conditions could cause serious erosion of portfolio value, in which case assets may be temporarily invested in short-term taxable obligations as a defensive measure to preserve net asset value. Such temporary investments will be limited substantially to obligations issued or guaranteed by the United States government, its agencies, instrumentalities or authorities; highly-rated corporate debt securities; prime commercial paper; or certificates of deposit of domestic banks with assets of at least $1 billion.

Credit Quality

     At least 80% of the Fund's net assets which are invested in tax-exempt obligations will be invested in securities which have received investment grade ratings from a nationally recognized statistical rating organization ("NRSRO"), or in securities which are not rated, provided that, in the opinion of OppenheimerFunds, Inc. (the "Adviser"), such securities are of equivalent quality to securities so rated. Such securities may have speculative characteristics. A description of rating categories is contained in Appendix A to the SAI. The remaining 20% of the Fund's assets which are invested in tax-exempt obligations may be invested in lower rated securities or in securities which are unrated. Investments in these securities present different risks than investments in higher rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. The Adviser will attempt to reduce the risks inherent in investments in lower rated securities through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and financial markets. Such securities are regarded as speculative securities. See Risk Factors and the SAI for a discussion of the risks associated with investments in high yield, high risk securities.

Municipal Obligations

     Municipal securities include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, manufacturing facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

     The interest on bonds issued to finance essential state and local government operations is fully tax-exempt. However, the interest on certain private activity bonds (including those for housing and student loans) issued after August 15, 1986, while still tax-exempt for regular tax purposes, constitutes a preference item for taxpayers in determining their alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"). See Tax Matters Taxation of Shareholders. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-government business activities, such as non-essential private activity bonds. The Fund intends to purchase private activity bonds only to the extent that the interest paid by such bonds is exempt from Federal, State and New York City taxes for regular tax purposes pursuant to the Code.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. There are variations in the security of municipal bonds, both within a particular classification and between classifications. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or specific revenue source. One type of revenue bond common to the State is a "moral obligation" bond. A moral obligation bond is a bond which is issued by revenue authorities under circumstances where the State provides a moral pledge of payment in the event that an authority is unable to make timely debt service. Unlike a general obligation pledge, however, the moral pledge does not constitute the State's official pledge of its full faith and credit. Accordingly, the Adviser would consider precedents established in the State with respect to the honoring of such moral pledges in its credit analyses of moral obligation bonds. Private activity bonds, which are municipal bonds, are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

     The values of outstanding municipal bonds will vary as a result of changing evaluations of the ability of their issuers to meet the interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal bonds. Should such interest rates rise, the values of outstanding bonds, including those held in the Fund's portfolio, will decline and (if purchased at principal amount) would sell at a discount. If such interest rates fall, the values of outstanding bonds will increase and (if purchased at principal amount) would sell at a premium. Changes in the value of municipal bonds held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund. As an operational policy, however, the Fund will not invest more than 5% of its assets in securities where the principal and interest are the responsibility of an industrial user with less than three years' operational history.

     In determining the issuer of a tax-exempt security, each state and each political subdivision, agency and instrumentality of each state and each multistate agency of which such state is a member is a separate issuer. Where securities are backed only by assets and revenues of a particular instrumentality, facility or subdivision, such entity is considered the issuer. The percentage limitations referred to herein and elsewhere in this Prospectus are determined as of the time an investment or purchase is made.

Investments in Illiquid Securities

     The Fund may purchase securities, in private placements or in other transactions, the disposition of which would be subject to legal restrictions, or in securities for which there is no regular trading market (collectively, "Illiquid Securities"). No more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. The Fund's policy with respect to investments in illiquid securities is a non-fundamental policy and, as such, may be changed by action of the Fund's Board of Trustees.

     Such investments may include lease obligations or installment purchase contract obligations (hereinafter collectively called "municipal leases") of municipal authorities or entities. Subject to the percentage limitation on investments in Illiquid Securities, the Fund may invest only a maximum of 5% of assets which are invested in tax-exempt obligations in unrated or illiquid tax-exempt municipal leases. Investments in tax-exempt municipal leases will be subject to the 15% limitation on investments in Illiquid Securities unless, in the judgment of the Adviser, a particular municipal lease is liquid and unless the lease has received an investment grade rating from an NRSRO. The Board of Trustees has adopted guidelines to be utilized by the Adviser in making determinations concerning the liquidity and valuation of municipal lease obligations. See the SAI for a description of the guidelines which will be utilized by the Adviser in making such determinations. Under circumstances where the Fund proposes to purchase unrated municipal lease obligations, the Fund's Board of Trustees will be responsible for determining the credit quality of such obligations and will be responsible for assessing on an ongoing basis the likelihood that the lease will not be cancelled.

     Although municipal leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a municipal lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease. Most municipal leases, however, contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" municipal leases are generally secured by the leased property, disposition of the property in the event of default might prove difficult.

     Investment in tax-exempt lease obligations presents certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. A discussion of such risks and the manner in which the Fund will seek to minimize such risks is contained in the SAI.

     Investments in Illiquid Securities may also include, but are not limited to, securities which have not been registered under the Securities Act of 1933, as amended, (the "1933 Act"). Rule 144A under the 1933 Act permits certain resales of such unregistered securities, provided that such securities have been determined to be eligible for resale to certain qualified institutional buyers ("Rule 144A Securities"). Rule 144A Securities which are determined to be liquid by the Fund's Adviser pursuant to certain guidelines which have been adopted by the Board of Trustees will be excluded from the 15% limitation on investments in Illiquid Securities.

Borrowing for Investment Purposes

     The Fund may borrow money, but only from banks, in amounts up to 5% of its total assets to purchase additional portfolio securities. Borrowing for investment purposes increases both investment opportunity and investment risk. Such borrowings in no way affect the Federal or State tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case.

     The Investment Company Act of 1940, as amended (the "Act"), requires the Fund to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the Act. The Fund might be required to sell securities at a time when it would be disadvantageous to do so in order to reduce its borrowing. The Fund may also borrow for temporary and emergency purposes. See Investment Restrictions in the SAI.

     In addition, because interest on money borrowed is an expense that the Fund would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Description of Additional Investment Policies and
Permitted Securities

     Except as otherwise noted, the investment policies described below are non-fundamental investment policies and, as such, may be changed by action of the Fund's Board of Trustees.

     Portfolio Diversification. As a fundamental policy, as to 75% of the value of the Fund's gross assets, no more than 5% of the value thereof will be invested in the securities of any one issurer. This limitation does not apply to investments issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or authorities. As part of that policy, the Fund may invest more than 25% of its assets in industrial development bonds but no more than 5% of the assets will be invested in such bonds for which the underlying credit is one business or one charitable entity. As to the balance of 25% of the Fund's gross assets not covered by this policy, the Fund would not invest more than 10% thereof in the securities of any one issuer. In no case, however, will the Fund invest more than 5% of its assets in the securities of any one issuer where such securities are rated B or below. The Fund is not a diversified fund for purposes of the Act.

     Investing in Other Investment Companies. The Fund also may invest on a short term basis up to 5% of its net assets in other investment companies which have a similar objective of obtaining income exempt from Federal, State, and New York City income taxes. Such investing involves similar expenses by the Fund and by other investment companies involved, and the Fund intends to make such investments only on a short-term basis and only when the Adviser reasonably anticipates that the net after-tax return to the Fund's shareholders will be improved, as compared to the return available from other short-term investments. See the SAI.

     Inverse Floaters. The Fund may also invest in municipal obligations on which the interest rates typically decline as market rates increase and increase as market rates decline (commonly referred to as "inverse floaters"). Changes in the market interest rate or in the floating rate security inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed-rate bond. For example, a municipal issuer may decide to issue two variable rate instruments instead of a single long-term, fixed-rate bond. Such securities have the effect of providing a degree of investment leverage, since the interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. The two portions may be recombined to form a fixed-rate municipal bond. To seek to limit the volatility of the securities, the Adviser may acquire both portions in an effort to reduce risk and preserve capital. The market for inverse floaters is relatively new. The Adviser believes that inverse floating obligations represent a flexible portfolio management instrument for the Fund which allows the Adviser to vary the degree of investment leverage efficiently under different market conditions. Certain investments in such obligations may be illiquid and, as such, are subject to the Fund's limitation on investments in Illiquid Securities. The Fund may not invest in such illiquid obligations if such investments, together with other Illiquid Securities, would exceed 15% of the Fund's net assets.

     Put Options. The Fund, for liquidity purposes only, may purchase from banks municipal securities together with the right to resell ("put") the securities to the seller. A separate put option may not be marketable or otherwise assignable, and the sale of the security to a third-party or a lapse of time during which the put is unexercised may terminate the right to exercise the put. The Fund does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity inasmuch as the value, if any, of the put will be reflected in the value assigned to the associated security.

     Variable Rate Demand Notes. The Fund may purchase variable rate demand notes ("VRDNs") which are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period. The Fund may also invest in VRDNs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank.

     When-Issued and Delayed Delivery Transactions. The Fund may also purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. In addition, the Fund would mark the "when issued" security to market each day for purposes of portfolio valuation. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. As a fundamental policy, securities purchased on a "when-issued" and "delayed delivery" basis may not constitute more than 10% of the Fund's net assets.

     Zero Coupon Securities. The Fund may invest without limitation as to amount in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned on zero coupon securities is included in the Fund's income. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

     In addition, the Fund is subject to certain investment restrictions, some of which may be changed only with the approval of shareholders. See the SAI for a list of these additional restrictions and for additional information concerning the characteristics of municipal securities.

Portfolio Transactions

     The Board of Trustees of the Fund monitors the composition of, and purchases in, the Fund's portfolio to insure consistency with the stated investment objective and policies of the Fund. Among the responsibilities of the Adviser under the Investment Advisory Agreement is the selection of broker-dealers through whom transactions in the Fund's portfolio securities will be effected. The primary aim in allocation by the Adviser of portfolio transactions to brokers is the attainment of the best execution of all such transactions. If more than one broker is able to provide the best execution, securities may be purchased from or sold to brokers who have furnished research to the Adviser. Although such research may be used by the Adviser in servicing accounts other than the Fund, the receipt of such research will be taken into account in the selection of brokers only to the extent that such research is primarily intended to benefit the Fund. The Fund and the Adviser also may take into account the sale of Fund shares in selecting broker-dealers to execute transactions. For further information see "Brokerage Policies of the Fund" in the SAI.

     A change in securities held by the Fund is known as "portfolio turnover." See Financial Highlights for the Fund's portfolio turnover rate for the past ten fiscal years. Municipal bonds may be purchased or sold without regard to the length of time they have been held, to attempt to take advantage of short-term differentials in yields with the objective of seeking income while conserving capital. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs with respect to such transactions since most purchases made by the Fund are principal transactions at net prices.

RISK FACTORS

     In addition to those risks discussed in About the Fund, investing in the Fund includes the following risks.

Concentration in New York Issuers

     Because the Fund will ordinarily invest 80% or more of its assets in the obligations of State, its municipalities, agencies and instrumentalities (collectively, "New York Issuers") which are exempt from Federal, State and New

York City personal income taxes, it is more susceptible to factors affecting the State and other New York Issuers than is a comparable municipal bond fund whose investments are not concentrated in the obligations of issuers located in a single state. See Appendix A to this Prospectus for addtiional information relating to the risks associated with concentration of investments in New York municipal securities.

Credit Quality

     At least 80% of the Fund's net assets which are invested in tax-exempt obligations will be invested in securities which have received investment grade ratings from an NRSRO or in unrated securities, which in the opinion of the Adviser, are of comparable quality. Tax-exempt obligations which are in the lowest categories of investment grade ratings (e.g. those rated BBB by Standard and Poor's Ratings Group ["S&P"] or Baa by Moody's Investors Services, Inc. ["Moody's"]) have speculative characteristics and a weakened capacity to repay principal and pay interest. The Fund may invest up to 20% of its net assets in high-yield, lower-rated tax exempt securities or in such lower rated securities. Investments in these securities present different risks than investments in higher-rated securities, including an increased sensitivity to adverse economic changes or individual developments and a higher rate of default. Certain risks are associated with applying credit ratings as a method for evaluating high yield securities. Credit ratings evaluate the safety of scheduled payments, not market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser seeks to monitor the issuers of high yield securities in its portfolio to seek to determine if the issuers will have sufficient cash flow and profits to meet required payments, and to attempt to assure the liquidity of the securities so the Fund can meet redemption requests. The Fund may retain a portfolio security whose rating has been changed.

     The dollar weighted average of credit ratings of all bonds rated by NRSROs held by the Fund during the year ended December 31, 1994, computed on a monthly basis, as a percentage of the Fund's total portfolio, separated into each rating category established by S&P, Fitch Investor Services, Inc. ("Fitch") and Duff & Phelps ("D&P") (AAA,AA, A,BBB,BB,B or lower), Moody's (Aaa,Aa,A,Baa,Ba,B or lower), were, respectively, 23%, 11%, 19%, 24%, 2% and 1%. Unrated bonds comprised 20% of the Fund's total investments. Unrated bonds, which are backed by a letter of credit or guaranteed by financial institutions or agencies, may be deemed by the Adviser or by the Investment Policy Committee ("IPC") of the Board of Trustees to be comparable in quality to securities as to which quality ratings have been ascribed by S&P, Moody's, Fitch or D&P based upon quality or upon an existing rating of the issuer of the letter of credit, institution, or agency. Unrated bonds also may be deemed to be comparable in quality to investment grade securities by the IPC under circumstances where such unrated bonds have credit characteristics which are comparable to those of similar rated issuers. Based upon the weighted average of credit ratings of those bonds which were rated by an NRSRO and unrated securities of comparable quality as determined by either the Adviser or the IPC, as the case may be, which were held by the Fund during the year ended December 31, 1994 computed on a monthly basis, the percentages of the Fund's assets which were invested either in bonds rated by an NRSRO or in bonds which, although unrated by an NRSRO, are considered by the Adviser or the IPC to be of comparable quality to rated securities, as separated into each rating category established by S&P, Moody's, Fitch or D&P as described above, were respectively 23%, 14%, 22%, 27%, 2% and 1%. Bonds which were neither rated by an NRSRO nor considered by the Adviser or the IPC to be comparable to rated securities constituted 11% of the Fund's total assets.

Management of Credit Risk

     Because 20% of the Fund's assets which are invested in tax-exempt obligations may be invested in securities which are rated below the lowest investment grade categories rated by an NRSRO, or in securities which are unrated, the Fund is dependent on the Adviser's judgment, analysis and experience in evaluating the quality of such obligations. In evaluating the credit quality of a particular issue, whether rated or unrated, the Adviser will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of the funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. The Adviser will attempt to reduce the risks inherent in investments in such obligations through active portfolio management, diversification, credit analysis and attention to current developments and trends in the economy and the financial markets.

Default

     The Fund will also take such action as it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any such obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations, and, as a result, the Fund's net asset value could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of such actions would not be tax-exempt.

DIVIDENDS AND OTHER DISTRIBUTIONS

     There are two types of distributions which the Fund may make to its shareholders, income dividends and capital gain distributions.

     Income Dividends. The Fund receives income in the form of interest paid by its investments. This income, less the expenses incurred in the Fund's operations, is referred to as net investment income. Income dividends are declared and recorded each day based on estimated net investment income. Such dividends are paid monthly. Investors earn such dividends beginning on the day payment for shares is received to the day prior to the settlement date of redemption. For federal tax purposes, all distributions declared in the fourth quarter of any calendar year are deemed paid in that calendar year even if they are distributed in January of the following year. Any net gain the Fund may realize from transactions in securities held less than the period required for long term capital gain recognition (taking into account any carryover of capital losses from previous years), while technically a distribution from capital gains, is taxed as an income dividend under the Code. See "Dividends, Capital Gains and Taxes".

     Capital Gain Distributions. If, during any fiscal year, the Fund realizes a net gain on transactions in securities held more than the period required for long term capital gain recognition, it has a net long term capital gain. After deduction of the amount of any net short term loss, the balance may be used to offset any carryover of capital losses from previous years, or, if there is no loss carryover, will be paid out to shareholders as a capital gain distribution. Capital gain distributions, if any, will be paid to shareholders of record prior to the end of each calendar year.

     Because the value of Fund shares is based directly on the amount of net assets, rather than on the principle of supply and demand, any distribution of income or capital gains will result in a decrease in the value of Fund shares equal to the amount of the distribution.

     All dividends and capital gain distributions are paid in additional full and fractional shares at net asset value for each shareholder's account unless otherwise requested on the Account Application or by notifying the Fund in writing or by telephone. Notice will be effective for the current dividend or distribution only if it is received by the Fund at least five business days before the record date. Notice received thereafter will be effective commencing with the next dividend or distribution. Income dividends and capital gain distributions will be credited to a shareholder's account in additional shares valued at the closing net asset value (without a sales load).

     If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional shares of the Fund at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's dividends in additional shares of the Fund.

     Stock certificates will not be issued in connection with distributions which are paid in additional shares unless a written request is received and certain other procedures are followed. Call the Agent at 1-800-552-1129 for more information. Shareholders will be advised of the nature of a distribution, the number of shares issued and the price following distribution.

     In certain circumstances, dividends received from the Fund may cause a portion of Social Security benefits to be subject to federal income tax. See Tax Matters in the SAI.

HOW TO PURCHASE SHARES

     Shares of the Fund are continuously offered through securities dealers and financial institutions who have a sales agreement with OppenheimerFunds Distributor, Inc. (the "Distributor"), Two World Trade Center, New York, New York 10048-0203, the principal underwriter of the Fund. The minimum initial investment is $2,000 and subsequent investments must be $100 or more. Such minimum investment requirements may under certain circumstances be modified at the discretion of the Distributor.

There Are Several Ways You Can Invest

     Through the Distributor. Complete an Account Application and return it with a check payable to the Distributor who will act as your agent in purchasing Shares.

     Through Your Investment Dealer. Many major investment dealers and financial institutions have sales agreements with the Distributor and will be glad to accept your order. If you do not have an account with a dealer, the Distributor can refer you to one.

     Through the Automatic Bank Draft Plan. The Automatic Bank Draft Plan is available as a convenience to all shareholders of the Fund. Under this plan, you may elect to make investments ($100 minimum) automatically by arranging to have pre-authorized checks drawn on your bank account by the Agent. This plan is only available if your bank agrees to participate. There is no charge for this service and it may be terminated at any time upon written notice to the Agent. See Shareholder Services.

     Automatic Investment Plan. Investments of $100 or more may be made through a shareholder's checking account by Automated Clearing House ("ACH") funds. For information on how to establish a plan, contact the Agent at 1-800-552-1129.

Certificates

     To facilitate redemptions and transfers, most shareholders elect not to receive share certificates; however, the Fund will issue them if requested to do so in writing or by telephone and if you have owned the shares for at least 30 days. If you lose a stock certificate, you may incur an expense to replace it. Call the Agent for more information.

Purchase Price of Shares

     Shares of the Fund are offered at the public offering price, which is the net asset value per share, next computed after receipt by the Distributor of an order from a qualified securities dealer, by mail, or from the investor directly in good order, plus the applicable sales load. The sales load is a variable percentage of the offering price depending upon the amount of the sale. The net asset value of shares is determined once daily as of the close of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open.

     For the purpose of the computation of the applicable public offering price, orders for shares placed by the mailing of an Account Application with a check payable to the Fund are considered "processed" upon receipt by the Distributor. Purchase of shares through authorized dealers must be received by such dealers prior to 4:00 p.m., New York time (the "Closing") in order to receive such trading day's public offering price. Orders received by the Distributor subsequent to the Closing are confirmed at the public offering price determined as of the Closing on the next trading day. If a dealer who has a sales agreement with the Distributor receives an order prior to the Closing and fails to transmit such order to the Distributor prior to its close of business on that day (5:00 p.m. New York time), any resulting loss will be borne by the dealer.

     The net asset value per share of the Fund, the price at which shares are redeemed, is computed by dividing the value of the Fund's total assets, less its liabilities, by the total number of shares outstanding. The net asset value of the Fund fluctuates based on the market value of the Fund's investments. Procedures describing the method of valuation of the individual securities are discussed in the SAI.

     The Distributor may provide additional promotional incentives or compensation to dealers that sell shares of the Fund in addition to sales loads. In some instances, these incentives may be made available only to certain dealers who have sold specified amounts of shares. Dealers may not use sales of the Fund's shares to qualify for such incentives to the extent that such sales may be prohibited by the laws of any state or self-regulatory agency such as the National Association of Securities Dealers, Inc.

     The following table shows the sales load at various investment levels for the purchase of shares of the Fund.

                                              Sales Load
                                               as % of:           Reallowance
                                           -------------------    to Dealers
                                                         Net       as % of:
                                           Offering    Amount      Offering
       Amount of Purchase                   Price     Invested      Price
       ------------------                  --------   --------   ----------
Less than $100,000 .......................  4.00%      4.17%       3.50%
$100,000 to less than $250,000 ...........  3.35%      3.47%       3.00%
$250,000 to less than $500,000 ...........  2.75%      2.83%       2.50%
$500,000 to less than $1,000,000 .........  2.25%      2.30%       2.00%
$1,000,000 to less than $4,000,000 .......  1.25%      1.27%       1.00%
Over $4,000,000 ..........................  0.75%      0.76%       0.60%

     The Distributor also may make a payment out of its own resources to dealers in an amount not to exceed 0.25% of purchases of $1,000,000 or more.

     Information with regard to any of the following special purchase plans or methods may be obtained from the Distributor.

Reduced Sales Loads

     Shares of the Fund may be purchased under a variety of plans which provide for reduced sales loads. To obtain a reduction of the sales load you or your dealer must notify the Distributor at the time of the sale which qualifies for the reduction.

     Right of Accumulation. The total value (at the public offering price) of shares of the Fund, and shares of Eligible Funds (as described in Exchange Privilege) registered to you, your spouse or your children under 21, may be combined with the amount of your current purchase in determining the sales load to be paid.

     Letter of Intent. Reduced sales loads will apply to purchases made within a period of thirteen months by any person pursuant to a non-binding Letter of Intent. A shareholder may include the combined value (at the applicable public offering price) of shares of the Fund, and shares of Eligible Funds (as described in Exchange Privilege) held by the shareholder of record as of the date of the Letter of Intent as an "accumulation credit" toward the completion of the intention expressed in the Letter of Intent. A shareholder's holdings in the Fund and any Eligible Funds acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent, but will not be entitled to a retroactive downward adjustment of sales charge.

     Group Purchases. An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales load applicable to the group taken as a whole. The sales load is based upon the aggregate amount of shares previously purchased and still owned by the group, plus the securities currently being purchased. A "qualified group" is one with more than 10 members and which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring shares of the Fund at a discount and (iii) has satisfied uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares.

Other Discounts

     Shares of the Fund may also be purchased at net asset value, without a sales load, by trust companies and bank trust departments for funds held in a fiduciary, agency, custodial or similar capacity. Such purchases are subject to minimum investment requirements, which may be established by the Distributor. Currently, those criteria require that the amount invested or to be invested during the subsequent 13 month period in the Fund or other fund in The Eligible Funds group must total at least $100,000. If an investment by a trust company or bank trust department at net asset value is made through a dealer who has executed a dealer agreement with respect to The Fund, the Distributor may make a payment, out of its own resources, to such dealer in an amount not to exceed 0.25% of the amount invested.

     The Fund may also sell shares at net asset value to the following investors: (a) the Adviser or its affiliates, (b) present or former officers, directors, trustees and employees (and their "immediate families" as defined in the SAI) of the Fund, the Adviser and its affiliates, and retirement plans established by them for their employees (c) registered management investment companies, or separate accounts of insurance companies having an agreement with the Adviser or the Distributor for that purpose, (d) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees, (e) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the

Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children), (f) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase of Fund shares), and (g) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the Act, the Fund has adopted a Distribution and/or Service Plan and Agreement (the "Distribution Plan"), which permits the Fund to pay the Distributor a service fee in connection with the distribution of shares of the Fund in an amount of up to 0.25% per annum of the Fund's average daily net assets (the "Service Fee"). The Service Fee is paid to the Distributor as reimbursement for payments which the Distributor makes to compensate broker-dealers and financial institutions for personal services performed and/or expenses incurred in connection with the maintenance of shareholder accounts. Although the terms of the Distribution Plan permit aggregate payments by the Fund thereunder of up to 0.25% per annum of the Fund's average daily net assets, the Board of Trustees of the Fund has approved aggregate payments thereunder of only 0.15% per annum of its average daily net assets.

SHAREHOLDER SERVICES

Account Information

     Shareholders with inquiries on accounts not held by their dealer may call the Fund or the Agent, at 1-800-552-1129 (9:00 a.m.-5:00 p.m. New York time) or write to the Agent.

Exchange Privilege

     The Rochester Funds group currently consists of two investment companies in addition to the Fund: Limited Term New York Municipal Fund (LTNYX) and The Bond Fund For Growth (RCVGX) each of which has a distinct investment objective and policies. As described below, a shareholder may exchange shares of the Fund for Class A shares of another of The Rochester Funds or of certain other funds which are managed by the Adviser (the "Oppenheimer" funds) which are eligible for sale in the shareholder's state of residence (collectively the "Eligible Funds"). A list indicating which funds are Eligible Funds can be obtained by calling the Agent. Shareholders wishing to make an exchange into an Eligible Fund should obtain and review a prospectus of the appropriate Eligible Fund before making the exchange. No exchange of shares of an Oppenheimer fund for shares of any fund in The Rochester Fund group is allowed.

     Shares of an Eligible Fund may be exchanged for Class A shares of another Eligible Fund on the basis of the relative net asset values of each Fund's shares, at the time of the exchange (without sales charge) except that exchanges of Class A shares held in LTNYX for less than six months for shares of the Fund will be charged an incremental sales load of 2% with a 1.75% dealer reallowance.

     Shareholders may effect exchanges of noncertificated shares by telephone. The privilege is available to all shareholders unless requested otherwise by the shareholder on the Account Application Telephone Exchange Authorization Forms are available from the Distributor upon request. In order to effect an exchange by telephone, shareholders may call the Agent weekdays (except holidays) between 9:00 a.m. and 5:00 p.m. (New York time). All exchanges will be made on the basis of the relative net asset value of the two funds next determined after the request is received in good order. Exchange requests received after the close of regular trading on the Exchange, generally 4:00 p.m. (New York time) will be processed at the net asset value determined as of the close of business on the following business day. A sales load differential may apply. Telephone exchanges are available only in nonretirement accounts registered in the same name. Shareholders are limited to one telephone exchange within any 30-day period for each account authorized to make such exchanges.

     The Fund, the Agent and their affiliates will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, the Agent utilizes procedures which are reasonably designed to ensure that such instructions are genuine. Your telephone call will be recorded and a written confirmation of the exchange will be mailed to you. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone exchanges. The Fund reserves the right, in its sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange privilege. During times of drastic economic or market conditions, telephone exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange, you may transmit your request in writing to the Agent and it will be implemented at the next determined net asset value (subject to any applicable sales charge) following receipt in good order by the Agent.

     See Tax Matters for an explanation of the tax consequences of exercising the exchange privilege.

Reinvestment Privilege

     If you redeem shares of the Fund and then decide to reinvest in the Fund, you may, within 90 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinvest, free of sales load, in shares of the Fund. Your investment will be reinvested at the net asset value per share next determined after your request is accepted. You must inform the Agent that this purchase represents a reinvestment. If you redeem shares of the Fund and immediately invest the proceeds of the redemption in a money market fund, you may, upon notification to the Fund within one year of such transaction, reinvest, free of sales load, the exact amount of the proceeds of the redemption in shares of the Fund. Your investment will be reinvested at the net asset value per share established at the closed of business of the Exchanges on the day your request is accepted. There may be certain limits on facilitating such a transaction with respect to wire orders. Shareholders should consult with their dealers with respect to facilitating such transactions. The Fund reserves the right to require proof of the validity of any request for reinvestment pursuant to this service. You may use these respective reinvestment privileges only once a calendar year.

     Exercise of the reinvestment privilege does not alter the federal income tax status of any capital gain realized on a sale of Fund shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Fund, some or all of the loss may not be allowed as a deduction depending upon the percentage of proceeds reinvested. See Tax Matters.

HOW TO REDEEM SHARES

     By Mail. A shareholder may redeem shares at any time and receive the value of the Fund's shares by forwarding a written request signed by all registered owners to the Agent. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share next computed after a written request in good order is received by the Agent. Redemption requests received after the time at which the net asset value is calculated each day (at the close of the Exchange) will be processed at the net asset value determined as of the close of business on the following business day. Any certificates representing Fund shares being redeemed must be submitted with the written redemption request.

     For the shareholder's protection, and to be considered in good order, signature(s) must be guaranteed if the redemption request involves any of the following:

          (1) the proceeds of the redemption are over $100,000;

          (2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account; or

          (3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account.

     Eligible signature guarantors are determined in accordance with standards and procedures adopted by the Agent from time to time. A notarized signature is not acceptable.

     Payment for the redeemed shares will be sent to the shareholder within seven business days after receipt of the request in good order, except that the Fund may delay the mailing of the redemption check or a portion thereof until the Fund's depository bank has made fully available for withdrawal the proceeds from the check used to purchase Fund shares, which may take up to 15 days.

     Through Your Investment Dealer. For the convenience of its shareholders, the Fund has authorized the

Distributor to act as its agent to accept orders from dealers' authorized order rooms for the redemption of Fund shares. The Fund may revoke or suspend this authorization at any time. The redemption price is the net asset value next determined following the time at which the shares are offered for redemption to the dealer. Payment of the redemption proceeds is made to the dealer who placed the order within five days after receipt of the order provided that within this time, delivery of certificates for shares in good order is received, or for open accounts, upon the receipt of a written request for redemption as described above, and, if required, any supporting documents. If a shareholder is unable to execute a transaction by telephone to his dealer, or a dealer is unable to execute a transaction by telephone to the Distributor (for example, during times of unusual market activity), the shareholder or dealer should consider placing the order by mail.

     Systematic Withdrawal Plan. A Systematic Withdrawal Plan ("SWP") is available to shareholders which provides for monthly payments by ACH funds or check. For information on how to establish a SWP, contact the Agent at 1-800-552-1129.

     Required Redemption. The Fund may, in order to reduce its expenses, require any shareholder with shares having a net asset value in the aggregate of less than $1,500 to redeem such shares. Such required redemption would relate only to a shareholder whose holdings had fallen to below $1,500 by reason of redemption. Notice of any required redemption (which would be made only in cash at net asset value without payment of any redemption fee or charge) would be given to any such shareholder at least 30 days prior to any such required redemption, during which time the shareholder would have the opportunity to bring the account to a value of $1,500. The provisions relating to the reinvestment privilege would not be applicable to any such redeemed shares. Required redemptions are not applicable where a shareholder is making continuous regular investments in the Fund through an Automatic Bank Draft Plan or automatic investment plan.

PERFORMANCE

     Advertisements and other sales literature for the Fund may refer to its "yield," "tax equivalent yield" and its "average annual total return." When the Fund advertises its yield or tax equivalent yield it will also advertise its average annual total return for the most recent one-year period, the most recent five-year period and for the life of the Fund. Such calculations are determined in accordance with the rules and regulations established by the Securities and Exchange Commission and are applicable to all investment companies and are not indicative of the dividends or other distributions which were or will be paid to the Fund's shareholders. Dividends or other distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders.

     The advertised yield of the Fund will be based upon a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period. The result is then "annualized" using a formula that provides for semiannual compounding of income.

     Tax equivalent yield is calculated by applying the stated federal and state income tax rate only to that portion of the yield which is exempt from taxation. The tax-exempt portion of the yield is divided by the number one minus the stated income tax rate (e.g., 100-38% = 62%). The result is then added to that portion of the yield, if any, that is not tax-exempt.

     The average annual total return of Shares of the Fund is computed by finding the average annual compounded rate of return of a class over a period that would equate the initial amount invested in that class to the ending redeemable value. The calculation assumes that the maximum sales load charge is deducted from an initial $1,000 investment in Class A Shares, and that the CDSC is deducted in the case of Class B Shares. The calculation also assumes that dividends and capital gains distributions are reinvested at net asset value. The calculation includes all recurring fees that are charged to all shareholder accounts.

     For additional information regarding the calculation of yield and total return, see "Performance of the Fund" in the SAI. Further information about the Fund's performance is set forth in the Fund's Annual Report to Shareholders, which may be obtained upon request without charge.

TAX MATTERS

Taxation of the Fund

     During the taxable year ended December 31, 1995, the Fund qualified for treatment as a regulated investment company under Subchapter M of the Code. The Fund generally intends to continue to so qualify for future taxable years. The Fund intends to avoid incurring liability for federal income tax and a 4% excise tax on its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gains) and net capital gains by distributing all of that income and gain and by meeting other applicable requirements of the Code.

Taxation of Shareholders

     By meeting certain requirements of the Code, including the requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code, the Fund intends to continue to qualify to pay "exempt" interest dividends to its shareholders. Exempt interest dividends designated as such by the Fund may be excluded from a shareholder's gross income for federal income tax purposes. To the extent that dividends are derived from earnings on interest attributable to obligations of New York and its political subdivisions, Puerto Rico, or other U.S. possessions, they will also be excluded from a New York shareholder's gross income for State and New York City personal income tax purposes.

     Although exempt-interest dividends will not be subject to federal income tax for Fund shareholders, a portion of such dividends which is derived from interest on certain "private activity" bonds, will give rise to a tax preference item which could subject a shareholder to, or increase a shareholder's liability under, the Federal alternative minimum tax, depending on the shareholder's individual tax situation.

     To the extent dividends are derived from options trading, temporary taxable investments, an excess of net short-term capital gain over net long-term capital loss or accretion of market discount those dividends are taxable as ordinary income for federal income tax purposes whether a shareholder has elected to receive dividends in cash or additional Fund shares. Such dividends will not qualify for the dividends-received deduction for corporations. Interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent the Fund's distributions consist of exempt-interest dividends. Distributions, if any, of net capital gain, when designated as such, will be treated as long-term capital gains by each shareholder regardless of the length of time the shareholder has owned Fund shares and whether the shareholder received them in cash or additional Fund shares.

     Information as to the tax status of Fund distributions will be provided annually including information as to which portions are taxable or tax exempt. In addition, information will be provided annually identifying the portion of exempt-interest dividends that constitutes a tax preference item for shareholders in determining their liability for alternative minimum tax. Shareholders who have not been in the Fund for a full fiscal year may get distributions of income and/or capital gains which are not equivalent to the actual amount applicable to the period for which they have held shares.

     For individuals and certain other noncorporate shareholders, including those who fail to certify their taxpayer identification number, taxable dividends, capital gain distributions and proceeds of redemptions will be subject to 31% withholding. Withholding at that rate from taxable dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding. If the withholding requirements are applicable to a shareholder, any such dividend, distribution or redemption proceeds would be reduced by the amount required to be withheld. Backup withholding from redemption orders requested for shareholders by broker-dealers is the responsibility of those broker-dealers.

     Up to 85% of a social security recipient's benefits may be included in federal gross income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Income from the Fund is still tax-exempt to the extent described above; it is only included in the calculation of whether or not a recipient's Social Security benefits are to be included in Federal gross income.

     A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the share-holder's adjusted basis for the redeemed shares (which normally includes any sales load paid). An exchange of Fund shares for Class A shares of any Eligible Fund generally will have similar tax consequences. However, special rules apply when a shareholder
(1) disposes of Fund shares through an exchange or redemption within 90 days after purchase thereof and (2) subsequently acquires shares of an Eligible Fund or reacquires Fund shares without paying a sales load due to the exchange privilege or 90-day reinvestment privilege. (See Shareholder Services--Exchange Privileges and--Reinvestment Privilege.) In these cases, any gain on the disposition of the Fund shares would be increased, or loss decreased, by the amount of the sales load paid when those shares were acquired, and that amount will increase the basis of the subsequently acquired shares. In addition, if a shareholder purchases Fund shares (whether pursuant to the reinvestment privilege or otherwise) within 30 days before or after redeeming other Fund shares at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

     The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders--see the SAI for a further discussion--and is not intended to be a substitute for careful tax planning. There may be other federal, state or local tax considerations applicable to a particular investor; for example, the Fund's distributions may be wholly or partly taxable under state and/or local laws other than State and New York City. PROSPECTIVE INVESTORS THEREFORE ARE URGED TO CONSULT THEIR OWN TAX ADVISERS.

MANAGEMENT, SERVICES AND DISTRIBUTION

     Rochester Fund Municipals. The Fund offers an unlimited number of shares of beneficial interest, each of which is entitled to one vote. Fractional shares have the same rights as full shares to the extent of their proportionate interest. Each share has equal voting rights. The Fund acts as its own transfer agent and dividend paying agent.

     The Fund has a Board of Trustees which has the primary responsibility for the overall management of the Fund. The Trustees elect the officers of the Fund who are responsible for administering its day-to-day operations. Under the Fund's Declaration of Trust, no annual or regular meeting of shareholders is required, but special meetings will be called for certain purposes such as electing trustees, changing fundamental policies or approving a management contract. The Declaration of Trust of the Fund provides that the Trustees shall call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested in writing by shareholders holding not less than 10% of the shares of the Fund.

     The Adviser. The Fund is managed by the Adviser, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Adviser carries out its duties, subject to the policies established by the Board of Trustees, under the Investment Advisory Agreement with the Fund, which states the Adviser's responsibilities. The Adviser is entitled to receive, pursuant to the Investment Advisory Agreement, an annual fee, payable monthly, equal to the following percentages based on its average daily net assets: 0.54% up to $100 million, 0.52% on $100 million to $250 milllion, 0.47% on $250 million to $2 billion, 0.46% on $2 billlion to $5 billion and 0.45% in excess of $5 billion.

     The Adviser, an investment adviser registered under the Investment Advisers Act of 1940, has operated as an investment adviser since 1959. The Adviser (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $40 billion as of November 30, 1995 and with more than 2.8 million shareholder accounts. The Adviser is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Adviser and controlled by Massachusetts Mutual Life Insurance Company.

     On or about the date of this Prospectus, the Adviser acquired business relationships and certain assets and liabilities of the previous adviser and distributor to the Fund. Pursuant to this acquisition and Fund shareholder approval received on December 20, 1995, the Fund entered into the following agreements, effective January 4, 1996: the Investment Advisory Agreement between the Fund and the Adviser and the Distribution and Service Plans and Agreements between the Fund and the Distributor.

     Mr. Fielding, the Portfolio Manager of the Fund, has been primarily responsible for management of the Fund's portfolio since the Fund's inception. Mr. Fielding was President and a trustee of the Fund from 1991-January, 1996 and is currently Vice President of the Fund. He also has been an officer and a director of the Fund's previous advisers (President and director of Fielding Management Company, Inc. since 1982 and President and director of Rochester Capital Advisors, Inc., the general partner of Rochester Capital Advisors L.P., since 1993). Messrs. Michael S. Rosen and Anthony A. Tanner, also have responsibility for the day-to-day management of the Fund's portfolio. Prior to their employment by the Adviser, Messrs. Fielding, Rosen and Tanner were employed by the Fund's previous investment advisers, Fielding Management Company, Inc. and Rochester Capital Advisors, L.P.

     The Agent. The Fund acts as its own transfer agent and dividend paying agent. The Fund's shareholder servicing agent is Oppenheimer Shareholder Services, a division of the Adviser, which acts as servicing agent for the Fund and as transfer agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Agent at the toll-free number shown on the back cover of this Prospectus.

     The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Adviser that acts as the Distributor. The Distributor also distributes the shares of other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Adviser.

                                   APPENDIX A

Special Factors Affecting an Investment in the Fund

     The following information as to certain risk factors is provided to investors in view of the Fund's policy of concentrating its investments in securities issued by public entities in New York State ("State") and New York City ("City") and, to a lesser extent, in U.S. territories and possessions. This information, which does not purport to be a complete description of such risks and is based on information obtained from official statements relating to securities offerings of issuers located in New York, from independent municipal credit reports and other sources believed to be reliable has not been independently verified by the Fund. This section should be read in the context of the Fund's other investment policies (see About the Fund--Investment Objective).

Risk Factors for New York Issuers

     New York State. A substantial principal amount of bonds issued by various State agencies and authorities are either guaranteed by the State or supported by the State through lease-purchase arrangements, other contractual obligations or moral obligation provisions, which impose no immediate financial obligations on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit the authorities and agencies to meet their obligations could result in default. If a default were to occur, it would be likely to have a significant adverse impact on the market price of obligations of the state and its authorities and agencies. While debt service is normally paid out of revenues generated by projects of the authorities and agencies, the State has had to appropriate large amounts of funds in recent years to enable State agencies to meet their financial obligations and, in some cases, prevent default. Additional assistance is expected to be required in current and future fiscal years since certain localities and authorities continue to experience financial difficulties.

     Certain State agencies, authorities and subdivisions, such as the New York State Urban Development Corporation ("UDC"), the New York State Medical Care Facilities Finance Agency and the Housing Finance Agency ("HFA") are dependent upon continued financial support from the State in order to meet their bond obligations.

     To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected. This financial situation could result not only in defaults of State and agency obligations but also impairment of the marketability of securities issued by the State, its agencies and local governments.

     Constitutional challenges to State laws or appropriations could limit the amount of taxes which political subdivisions may impose on real property or the amount these entities may borrow. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. However, in 1994, the State's highest court rejected a taxpayer challenge to the constitutionality of certain debt incurred by State agencies without voter approval. Final adverse decisions in such cases could require extraordinary appropriations or expenditure reductions, or both, and could have a material adverse effect upon the financial condition of the State and various of its agencies and subdivisions.

     The newly elected Governor of the State is attempting to close a $5 million budget shortfall for the current fiscal year (ending March 31, 1996) through dramatic reductions in certain spending categories. It is not known what spending cuts the State Legislature will approve. The State's recurring history of late budgets continues this year and reflects conflicting political priorities within the State. Nonetheless, it would appear that significant reductions in expenditures will be made. It is uncertain what impact these reductions will have on the State's economy.

     The State's economy, which was adversely affected by the recession in the early 1990s, has begun to improve. Job growth in 1993 and the first half of 1994 outperformed estimates, but remains below the rest of the country. Future growth, if any, is likely to be modest because of corporate downsizing of major employers in the State and cutbacks in defense spending. Income and population growth in the State remain among the slowest in the nation, although per capita income remains high. Slow growth in the economy has also increased the disparity in income, which could lead to increased service demands.

     New York City. In 1975, the City suffered several financial crises which impaired the borrowing ability of both the City and the State. In that year, the City lost its access to public credit markets and it was not able to sell short-term notes to the public until 1979 nor long-term notes to the public until 1981. To help the City out of its financial difficulties, the State legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC has the authority to issue bonds and notes and pay or lend the proceeds to the City. MAC also has the authority to exchange its obligations for City obligations. MAC bonds are payable out of certain State sales and use taxes imposed by the City, State stock transfer taxes and per capita State aid to the City. The State is not, however, obligated to continue these taxes, nor to continue appropriating revenues from these taxes, nor to continue the appropriation of per capita State aid to pay MAC obligations. MAC does not have taxing powers, and its bonds are not obligations enforceable against either the City or the State.

     In addition, since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 its financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City was required to submit annually to the Control Board a financial plan for the next four fiscal years, covering the City and certain agencies showing balanced budgets determined in accordance with generally accepted accounting principles. Although the Control Board's powers of prior approval were suspended effective June 30, 1986, because the City had satisfied certain statutory conditions, the City continues to submit four-year plans to the Control Board for its review. In the event the City cannot obtain a balanced budget, there are concerns as to whether any deficit in the City budget can be financed by MAC bonds, federal guarantees, federal and State aid and increased revenues. Neither the State nor the federal government is obligated to provide financial assistance of any kind to the City in the event of future financial difficulties. The City is also a defendant in numerous legal actions which relate to material matters.

     Currently, the City projects significant budget deficits through fiscal 1998. Credit rating agencies have praised cost-cutting steps proposed in the mayor's fiscal 1995 budget, but have criticized certain ongoing city practices, including asset sales and debt rescheduling, because such practices may not be sustainable. In addition, projected cost savings or revenue forecasts may not be realized. The State's economic health is dependent to a significant extent on the fortunes of the City, the largest city in the United States.

     Conclusion. Both the State and the City face potential economic problems which could seriously affect their ability to meet financial obligations. The economic problems of the City adversely affect the State in numerous ways. In addition, for decades the State economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of the State as one of the country's wealthiest states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the State's and City's control. Some analysts believe that this long term decline is the result of State and local taxation, which is among the highest in the nation, and which may cause corporations to locate outside the State. The current high level of taxes may limit the ability of the State and City to impose higher taxes in the event of future difficulties.

Risk Factors Affecting United States Territories

     Other securities that provide state tax-free income include general obligations of U.S. territories and possessions such as Guam, the Virgin Islands, Puerto Rico, and their political subdivisions and public corporations. The economies of United States territories are closely linked to the U.S. economy, and will depend on many variables, some of which include the strength of the U.S. dollar, interest rates, the price stability of oil imports, and the continued existence of favorable tax incentives. Recent legislation reduced these incentives, but it is impossible to predict what impact the changes will have.

      Account Application
                                The Rochester Funds
--------------------------------------------------------------------------------

Mail completed     The person or persons (the "Investor") who are executing this
application to:    Account Application authorize Oppenheimer Shareholder
Oppenheimer        Services to open or revise an account to purchase common
Shareholder        shares of the Fund indicated below (collectively "The
Services           Rochester Funds") in accordance with these instructions and
350 Linden Oaks    all other applicable provisions in this Account Application,
Rochester, NY      and all provisions in the current Prospectus of the indicated
14625              Fund, which Prospectus the investor acknowledges having
                   received from its Dealer prior to, or simultaneously with, the execution of this Account Application.

--------------------------------------------------------------------------------

Account Type/NAME (Please Print or Type)

[ ] Individual__________________________________________________________________
                       First Name          Middle Initial            Last Name

    Joint [ ] JTTEN:
[ ] Owner [ ] Ten Com:__________________________________________________________
)                      First Name          Middle Initial            Last Name
Uniform Gift/
[ ] Transfer to Minor___________________________________________________________
[ ] UTMA [ ] UGMA      Custodian First Name      Middle Initial      Last Name

    as Custodian for___________________________   ______________________________
                          Name of Minor(s)         State in which gift is made

[ ] Trust,______________________________________________________________________
  Corporation,    Name of Trust or Organization as it Appears on Trust Agreement
Partnership or
Other Entity   ________________________________________________________________
                               Name of Trustee(s) or Officer

_______________________________________________      ___________________________
           For the Benefit of                                Date of Trust

______________________________   ___________________   ______________   ________
        Address                         City                State         Zip
(  )                    (  )
______________________  ______________________ Telephone numbers will be used
     Day Phone               Evening Phone     for non-soliciting purposes only
 (include area code)      (include area code)

YOU MUST COMPLETE THIS SECTION FOR ALL ACCOUNT TYPES
--------------------------------------------------------------------------------

Fund and Privilege Selections
Please indicate your Mutual Fund Investment Choice(s) and circle the appropriate Share Class (if applicable). (Please notice the minimum required investment for the fund you choose. Subsequent purchases must be in amount of $100 or more for each fund.)

    Fund Name                          Share Class                    Amount

[ ] Rochester Fund Municipals
    (minimum $2,000)
    RMUNX                         Class A only available            $_________

[ ] Limited Term NY Municipal
    Fund (minimum $5,000)
    LTNYX                         Class A                           $_________

    LTNBX                         Class B                           $_________

[ ] The Bond Fund for Growth
    (minimum $2,000)
    RCVGX                         Class A                           $_________
    RCVBX                         Class B                           $_________
    RCVYX (Institutional
    Investors only)               Class Y (minimum $50,000)         $_________

                                                          TOTAL:    $_________

                     Please enclose a check for this amount
                 payable to Oppenheimer Funds Distributor, Inc.

Dividend and Capital Gain
(Distributions will be reinvested in additional shares, unless specified otherwise.)

[ ] Reinvest dividends in shares and pay capital gains in cash

[ ] Pay dividends in cash and reinvest capital gains in shares

[ ] Pay all dividends and capital gains in cash

[ ] I do not want Telephone Exchange Privileges. Telephone Exchange is automatic (where applicable) unless otherwise specified here.

Please complete the following if dividend distributions are to be mailed to another address or will be payable to another payee:

_____________________      __________________________    _______________________
         Name                      Address                   City/State/Zip

________________________________________________________________________________
         Signature Guarantee required for above transaction

A signature guarantee may be obtained at any commercial bank or from your broker dealer.

--------------------------------------------------------------------------------

Signature and Taxpayer Certification

I (we) am of legal age to make this purchase. Under the penalties of perjury, I certify that the tax identifying or social security number contained herein is true, correct and complete and I am not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code. I (we) hereby agree that, upon acceptance by Oppenheimer Funds Distributor, Inc. ("OFDI"), this Account Application will be a contract governed by the laws of the State of New York.
In addition, I (we) hereby agree that any controversy arising out of or in relation to my (our) account or this contract shall be settled by arbitration before the National Association of Securities Dealers, Inc. or any other self-regulatory organization of which OFDI is a member.

_____________________________________   ________________________________________
Owner's Signature         Date          Owner's Social Security/Tax ID State in
                                        which signed (Minor's SS# if UGMA/UTMA)

_____________________________________________
Joint Owner's Signature (if any)         Date

For Tax Purposes: (check appropriate box:)
[ ] I am a citizen of US      [ ] Other_________

[ ] I am a resident of US     [ ] Other_________
(Non-resident Aliens must provide the W-8 form)

--------------------------------------------------------------------------------

Registered Representative Identification (Broker/Dealer Use Only)

__________________   ______________  __________________  _______________________
First Name           Middle Initial  Last Name           Representative Number

_______________________________________________________  _______________________
Registered Representative Signature (required)           Office Phone Number

_______________________________________________________  _______________________
Firm Name                                                Branch Number

_________________________________    __________________  ____________  _________
Address                               City                State         Zip

Please make your check payable to Oppenheimer Funds Distributor, Inc. and mail to: 350 Linden Oaks, Rochester, NY 14625. A shareholder package containing fund privileges will be forwarded upon processing of your application.

The broker-dealer ("Dealer") signing the Application hereby agrees to all applicable provisions of this Application. The Dealer will act as principal in all purchases by the Investor of Fund shares indicated herein and authorizes and appoints OFDI to execute such purchases and to confirm such purchases to the Investor. OFDI will remit monthly to the Dealer the amount of any commissions due, except that no commissions will be paid to the Dealer on any transactions for which the Dealer's net sales commissions are less than $5.00. The Dealer also represents that it may lawfully sell shares of the indicated Fund in the state designated as the Investor's record address, and that it has a currently effective Dealer Agreement with OFDI authorizing the Dealer to sell common shares of The Rochester Funds.
     The Dealer signature guarantees the signature and legal capacity of the Investor. If the Investor does not sign this Application, the Dealer warrants that this application is completed in accordance with the Investor's instructions and information and agrees to indemnify OFDI and the Oppenheimer Funds from any loss or liability from acting or relying upon such instructions and information.

LOGO

The Rochester Funds
A Division of OppenheimerFunds, Inc.
350 Linden Oaks
Rochester, NY 14625

Investment Adviser
OppenheimerFunds, Inc.

Distributor
OppenheimerFunds Distributor, Inc.

Shareholder Servicing Agent
Oppenheimer Shareholder Services
(800) 552-1129

---------------------------------------------------

Custodian
Investors Bank & Trust Company
Boston, MA

Independent Accountants
Price Waterhouse LLP
Rochester, NY

Legal Counsel
Kirkpatrick & Lockhart LLP
Washington, D.C.

----------------------------------------------------

For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement filed with the Securities and Exchange Commission.

-----------------------------------------------------

LOGO  OppenheimerFunds.

PRO365.001.0196                     Item #ROC512452






                                   ROCHESTER
                                      FUND
                                   MUNICIPALS


                                 Prospectus and
                            New Account Application
                           As Revised January 5, 1996


                                350 Linden Oaks
                              Rochester, NY 14625




                             Logo Oppenheimer Funds.

ROCHESTER FUND MUNICIPALS

350 Linden Oaks, Rochester, New York 14625
1-800-552-1129

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995, AS REVISED ON
  JANUARY 5, 1996

This Statement of Additional Information of Rochester Fund Municipals (the "Fund") is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 1, 1995, as revised on January 5, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's shareholder servicing agent, Oppenheimer Shareholder Services (the "Agent"), at P.O. Box 5270, Denver, Colorado 80217 or by calling the Agent at the toll-free number shown above.

TABLE OF CONTENTS

                                                                          PAGE

ABOUT THE FUND
Investment Objectives and Policies ....................................     2
     Investment Policies and Strategies ...............................     2
     Other Investment Techniques and Strategies .......................     6
     Other Investment Restrictions ....................................     8
     Investment Considerations/Risk Factors ...........................    10
How the Fund is Managed ...............................................    15
     Organization and History .........................................    15
     Trustees and Officers of the Fund ................................    16
     The Adviser and Its Affiliates ...................................    20
Brokerage Policies of the Fund ........................................    21
Performance of the Fund ...............................................    23
Distribution and Service Plans ........................................    26

ABOUT YOUR ACCOUNT
How To Buy Shares .....................................................    27
How To Sell Shares ....................................................    28
How To Exchange Shares ................................................    29
Dividends, Capital Gains and Taxes ....................................    30
Additional Information About the Fund .................................    32

FINANCIAL INFORMATION ABOUT THE FUND
Financial Statements ..................................................    34
Independent Auditors' Report ..........................................    34

Appendix A:  Description of Municipal Securities Ratings ..............   A-1

ABOUT THE FUND

INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT POLICIES AND STRATEGIES. The investment objective of the Fund is to provide shareholders with as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The investment objective of the Fund cannot be changed without shareholder approval. The Fund will seek to achieve its objective by investing primarily in New York State municipal and public authority debt obligations exempt from such taxes. In addition, the Fund may also invest its assets in obligations of municipal issuers located in U.S. territories. Investments will be made without regard to maturity. The lack of maturity restrictions, however, may result in greater fluctuation of bond prices in the Fund's portfolio and greater fluctuation in net asset value because the prices of long term bonds are more affected by changes in interest rates than prices of short term bonds. There can be no assurance that the investment objective of the Fund will be realized.

     The Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended, (the "Investment Company Act"), which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that it may invest in obligations of a single issuer. The Fund intends to continue to qualify as a "regulated investment company," however, under the Internal Revenue Code of 1986, as amended (the "Code"). See Dividends, Capital Gains and Taxes. In addition to satisfying other requirements to so qualify, the Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of its total assets, not more than 5% will be invested in the securities of a single issuer. In contrast, a fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% requirement with respect to 75% of its assets at all times. To the extent that the Fund assumes large positions in the obligations of a small number of issuers, the Fund's total return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

         MUNICIPAL OBLIGATIONS

     -- MUNICIPAL BONDS. Municipal bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities or bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds to provide housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, manufacturing facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.

     -- GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     -- REVENUE BONDS. Revenue Bonds are not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for revenue bonds is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities, and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

      -- INDUSTRIAL DEVELOPMENT BONDS. Industrial development bonds are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities such as manufacturing, housing, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment. The Fund will purchase industrial development bonds only to the extent that the interest paid by a particular bond is tax-exempt pursuant to the Code, which limits the types of facilities that may be financed with tax-exempt industrial development and private activity bonds and the amounts of such bonds each state may issue.

      -- PRIVATE ACTIVITY BONDS. The Fund will invest only in those private activity bonds which are, in the opinion of issuer's counsel, tax exempt. Interest on obligations which are classified as non-qualified private activity bonds under Section 141, arbitrage bonds under Section 148 and bonds not in registered form under Section 149 of the Code is not exempt from federal income tax. Such obligations are excluded from the definition of municipal bonds. The Fund will not invest in them. However, Sections 141 through 150 of the Code provide that interest on certain types of private activity bonds will be exempt from federal income tax except when such interest is received by "substantial users" or persons related to substantial users as defined in Section 147 of the Code. The Fund may invest periodically in these bonds, and therefore, the Fund may not be an appropriate investment for entities which are substantial users of facilities financed by private activity bonds or for investors who are "related persons". Generally, an individual will not be a related person under the Code unless such investor or his immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a substantial user of a facility financed from the proceeds of private activity bonds. A "substantial user" of such facilities is defined generally by Treasury regulations as a non-exempt person who regularly uses a part of a facility financed from the proceeds of private activity bonds.

     -- MUNICIPAL NOTES. Municipal notes generally fund short-term capital needs and have maturities of one year or less. The Fund may invest in municipal notes which include:

     -- TAX ANTICIPATION NOTES. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     -- REVENUE ANTICIPATION NOTES. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     -- BOND ANTICIPATION NOTES. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

     -- MISCELLANEOUS, TEMPORARY AND ANTICIPATORY INSTRUMENTS. These instruments may include notes issued to obtain interim financing pending entering into alternate financial arrangements such as receipt of anticipated federal, state or other grants or aid, passage of increased legislative authority to issue longer term instruments or obtaining other refinancing.

     -- CONSTRUCTION LOAN NOTES. Construction loan notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of the Construction Loan Notes, is sometimes provided by a commitment of the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan. The Fund will only purchase Construction Loan Notes that are subject to permanent GNMA or bank purchase commitments.

     -- TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     -- MUNICIPAL LEASES. Municipal lease obligations or installment purchase contract obligations (collectively, "Municipal Leases") have special risks not normally associated with Municipal Obligations. Although Municipal Leases do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease may be backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligations. However, most lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" Municipal Leases are generally secured by the leased property, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to repossession of the leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. In addition, Municipal Leases may be subject to an "abatement" risk. The leases underlying certain municipal lease obligations may provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. The "abatement" risk may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

     In addition to the "non-appropriation" and "abatement" risks, investments in Municipal Leases represent a relatively new type of financing. As such, Municipal Leases have not yet developed the depth of marketability associated with more conventional Municipal Obligations. The Fund will seek to minimize these risks by investing not more than 10% of its total assets in Municipal Leases that contain "non-appropriation" clauses, and by investing only in those "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that to enhance its marketability in the event foreclosure on the underlying equipment is ever required.

     Investments in Municipal Leases will be subject to the Fund's 15% limitation on investments in Illiquid Securities as described in the Fund's Prospectus unless, in the judgment of OppenheimerFunds, Inc. ("the Adviser"), a particular Municipal Lease is liquid and has received an investment grade rating from a nationally recognized statistical rating organization ("NRSRO"). The Board of Trustees has adopted guidelines to be utilized by the Adviser in making determinations concerning the liquidity and valuation of a municipal lease obligation. Such determinations will be based on all relevant factors including among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; (5) the likelihood that the marketability of the obligation will be maintained throughout the time the Fund holds the obligation; and (6) the likelihood that the municipality will continue to appropriate funding for the leased property. As noted in the Fund's Prospectus, no more than an aggregate of 15% of the value of the Fund's net assets at the time of acquisition may be invested in Illiquid Securities. Of that amount, no more than 5% of the Fund's assets which are invested in tax-exempt obligations may be invested in unrated or "illiquid" municipal leases.

     Subject to the foregoing percentage limitations on investments in Illiquid Securities, the Fund may invest in tax-exempt leases, provided that: (i) the Fund receive in each instance the opinion of issuer's legal counsel experienced in such transactions that the tax-exempt obligation will generate interest income which is exempt from Federal and New York State income tax; (ii) the Fund receive in all instances an opinion that as of the effective date of the lease or at the date of the Fund's purchase, if other than on the effective date, the lease is the valid and binding obligation of the governmental issuer; (iii) the Fund receive in each instance an opinion of issuer's legal counsel that such obligation has been issued in compliance with all applicable Federal and State securities laws; (iv) the Adviser of the Fund perform its own credit analysis in instances where a credit rating has not been provided by a recognized credit rating agency; (v) that if a particular exempt obligation is unrated and, in the opinion of the Adviser, not of investment grade quality (i.e. within one of the four highest ratings of an NRSRO, the Adviser at the time of making such investment, shall include such investment within the Fund's overall percentage limitation on investments in illiquid securities as well as the 5% limitation on investments in unrated tax-exempt leases. In instances where the Adviser is required to perform its own credit analysis with respect to a particular tax-exempt lease obligation, the Adviser will evaluate current information furnished by the issuer or obtained from other sources considered by it to be reliable.

     -- DEFINITION OF ISSUER

     For purposes of diversification under the Investment Company Act, identification of the "issuer" of a Municipal Obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer.

         If, however, in either case, the creating government or some other entity guarantees the security, such a guarantee would not be a separate security which must be included in the Fund's limitation on investments in a single issuer, provided the value of all securities guaranteed by a guarantor is not greater than 10% of the Fund's total assets.

OTHER INVESTMENT TECHNIQUES AND STRATEGIES

     -- STAND-BY COMMITMENTS.

     The Fund cannot issue but may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the technical sense, such a right to resell is commonly known as a "put" and is also referred to as a "stand-by commitment."

     -- WHEN-ISSUED SECURITIES.

     Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within six months of the purchase of municipal bonds and notes; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of municipal bonds on a when-issued basis. The Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitment for when-issued securities.

     -- OPTIONS TRANSACTIONS

     The Fund may engage in options transactions in order to provide additional income (the writing of covered call options) or in order to afford protection against adverse market conditions (the buying of put options). Such transactions may, however, limit the amount of possible capital appreciation which might otherwise be realized. The Fund may only write covered call options or purchase put options which are listed for trading on a national securities exchange and purchase call options and sell put options to the extent necessary to cancel options previously written. As an operational policy, no more than 5% of the Fund's total assets will be invested in options transactions.

     Unless otherwise noted, the foregoing investment objectives and policies are not designated as fundamental policies within the meaning of the Investment Company Act. New forms of Municipal Obligations in which the Fund may desire to invest are continuing to evolve. Accordingly, the descriptions herein as to certain types of existing Municipal Obligations should be viewed as illustrative and not exclusive. The Fund may invest in new forms of instruments or variations of existing instruments, subject only to the Fund's criteria of investment quality and tax exemption and to the restrictions specified in this Statement of Additional Information. As new forms of instruments or variations of existing instruments evolve, the Fund will revise its prospectus to reflect such evolution prior to investing.

     -- VARIABLE RATE DEMAND NOTES.

     The Fund may purchase variable rate demand notes ("VRDNs") which are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The interest rates are adjustable at intervals ranging from daily up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

     The Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("institution"). Participating VRDNs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to receive payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the institution upon a specified number of days' notice, not to exceed seven days (repurchase agreement). In addition, the Participating VRDN is backed by an irrevocable letter of credit of the institution guaranteeing the timely payment of principal and interest. In such instances the Fund has an undivided interest in the underlying obligations and thus participates on the same basis as the institution in such obligations except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, for providing the letter of credit and issuing the repurchase commitment. To the extent that investments in VRDNs are concentrated in a small number of issuers, the inability of such issuers to meet their payment obligations could adversely affect the Fund's liquidity.

OTHER INVESTMENT RESTRICTIONS

     -- FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The Fund operates under certain investment restrictions which are fundamental investment policies of the Fund and which cannot be changed without approval of a majority of the outstanding voting securities of the Fund (defined for purposes of the Prospectus and this Statement as the lesser of: (i) 67% of the shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

         1. Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow from a bank for temporary or emergency purposes or for investment purposes in amounts not exceeding 5% of its total net assets. Where borrowings are made for a purpose other than temporary or emergency purposes, the Investment Company Act, requires that the Fund maintain asset coverage of at least 300% for all such borrowings. Should such asset coverage at any time fall below 300%, the Fund will be required to reduce its borrowings within three (3) days to the extent necessary to meet such asset coverage. To reduce its borrowings, the Fund may have to sell investments at a time when it would be disadvantageous to do so. Additionally, interest paid by the Fund on its borrowings will decrease the net earnings of the Fund.

         2. Buy any securities on margin or sell any securities short.

         3. Lend any of its funds or other assets, except by the purchase of a portion of an issue of publicly distributed bonds, debentures, notes or other debt securities.

         4. Act as underwriter of securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

         5. Purchase the securities of any issuer which would result in the Fund owning more than 10% of the voting securities of such issuer.

         6. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of the Fund, one or more of its officers, trustees or investment adviser, own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

         7. Acquire, lease or hold real estate, except such as may be necessary or advisable for (a) the maintenance of its offices, or (b) to enable the Fund to take such action as may be appropriate in the event of financial difficulties, default or bankruptcy of either the issuer of or the underlying source of funds for debt service for any obligations in the Fund's portfolio.

         8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof, or interests in oil, gas or other mineral exploration or development programs. The Fund may, however, write covered call options (or purchase put options) listed for trading on a national securities exchange and purchase call options (and sell put options) to the extent necessary to close out call options previously written or put options previously purchased. At present there are no options listed for trading on a national securities exchange covering the types of securities which are appropriate for investment by the Fund, and, therefore, there are no option transactions currently available for the Fund.

         9. Invest in companies for the purpose of exercising control or management.

         10. Invest more than 25% of the Fund's total assets in securities of issuers of a particular industry, although for purposes of this limitation, tax-exempt securities and United States government obligations are not considered to be part of an industry, except that, with respect to industrial development bonds and other revenue obligations for which the underlying credit is a business or charitable entity, the industry of that entity will be considered for purposes of this 25% limitation.

         11. Issue Senior Securities.

     -- NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.

     The Fund operates under certain investment restrictions which are non-fundamental investment policies of the Fund and which can be changed by the Board without shareholder approval. These restrictions provide that the Fund may not acquire more than 3% of the voting securities issued by any one investment company (except where the acquisition results from a dividend or a merger, consolidation or other reorganization) or invest more than 5% of the Fund's assets in securities issued by any one investment company or invest more than 5% of the Fund's assets in securities of other investment companies.

     The percentage limitations (fundamental and non-fundamental) on investments which are set forth above are applied at the time an investment is made. No violation of the percentage limitation will occur unless the limitation is exceeded immediately after an investment is made and as a result thereof (except for the limitations on borrowing which are in effect at all times).

INVESTMENT CONSIDERATIONS/RISK FACTORS

     -- CONCENTRATION OF INVESTMENTS IN NEW YORK STATE ISSUERS

     In view of the Fund's policy of concentrating its investments in the obligations of New York State (the "State"), its municipalities, agencies and instrumentalities (collectively "New York Issuers"), the following information is provided to investors. This represents only a brief summary of the corresponding risks inherent in the Fund and does not purport to be a complete description. It is based on information obtained from official statements relating to securities offerings of the State, from independent municipal credit reports and from other sources. This information is believed to be accurate but has not been independently verified by the Fund. Additional information may be obtained from official statements and prospectuses issued by, and other information reported by the State and its various public bodies and other entities located within the State in connection with the issuance of their respective securities.

     As noted in the Fund's Prospectus, as a fundamental policy, at least 80% of the Fund's net assets will ordinarily be invested in New York State, municipal and public authority debt obligations, the interest from which is exempt from Federal income tax, New York State income tax and New York City personal income tax ("New York State Tax Exempt Securities"). Therefore, the Fund is more susceptible to political, economic or regulatory factors and/or events affecting the State and its political subdivisions than would a more diverse portfolio of securities relating to a number of different states. In addition, the value of the Fund's shares may fluctuate more widely than the value of shares of a diversified portfolio of securities relating to a number of different states.

     A national recession commenced in mid-1990. The nation then experienced a period of weak economic growth during 1991 and 1992. In 1993, the nation's economy grew faster than in 1992, but still at a very moderate rate, as compared to other recoveries. The rate of economic expansion accelerated considerably in 1994. National employment and income growth in 1994 were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout most of the year. As a result, expansion of the economy slowed sharply during the first half of 1995 as higher interest rates reduced the growth of consumer spending and business investment.

     The economic recession was more severe in State and its recovery started later than in the nation as a whole due in part to the significant downsizing in the banking and financial services industries, defense related industries and other major corporations as well as an overbuilt commercial real estate market. The State recovery, as measured by employment, began near the start of calendar year 1993. During the calendar year 1993, employment began to increase, though sporadically, and the unemployment rate declined. Moderate employment growth continued into the first half of 1994 but then came to a virtual halt in the middle of the year. Employment growth once again picked up in 1995, though as of September, 1995, unemployment in New York State was 6.8%.

     New York State's fiscal year begins April 1 of each year. The 1995-1996 budget, adopted over two months later than the April 1, 1995 deadline, attempted to make important changes to the State's fiscal policies. For the first time in 50 years, the State's budget called for a reduction in year to year expenditures. At the same time, the budget attempted to close a $4.8 billion gap identified at the beginning of the budget process by, in part, significantly reducing expenditures on certain services. Through the first six months of the 1995-1996 fiscal year, the State has made no significant revisions to the budget and still projects a balanced budget for the year. However, with the projected slow down of the national and State economies along with the sizes of the additional tax reductions expected to be phased in over the next two years, the State's fiscal outlook remains stressed.

     On October 2, 1995, the State Comptroller released a report entitled "Comptroller's Report on the Financial Condition of New York State 1995" in which he identified several risks to the State Financial Plan and reaffirmed his estimate that the State faces a potential imbalance in receipts and disbursements of at least $2.7 billion for the State's 1996-1997 fiscal year and at least $3.9 billion for the State's 1997-1998 fiscal year.

     Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would, if enacted, have a disproportionately negative impact on the longer-term outlook for the State's economy as compared to other states.

     To the extent that the State's municipalities, agencies and authorities require State assistance to meet their financial obligations, the ability of the State of New York to meet its own obligations as they become due or to obtain additional financing could be adversely affected and any reduction in such assistance and subsidies by the State could adversely affect the ability of such issuers to meet their debt obligations. Any reduction in the actual or perceived ability of any issuer of New York State Tax Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would be likely to adversely affect the market value and marketability of its obligations and could adversely affect the values of New York Tax Exempt Securities as well.

     A substantial principal amount of bonds issued by various municipalities, agencies and authorities are either guaranteed by the State through lease-purchase arrangements, other contractual obligations or moral obligation provisions, which impose no immediate financial obligation on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit such municipalities, agencies or authorities to meet their obligations could result in their default. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its municipalities, agencies and authorities. While debt service is normally paid out of revenues generated by projects of such issuers, the State has had to appropriate large amounts of funds in recent years to enable such municipalities, agencies and authorities to meet their financial obligations and in some cases, prevent default. Additional financial assistance is expected to be required in the current and in the future fiscal years since certain municipalities, agencies and authorities continue to experience financial difficulties.

     The combination of state and local taxes in the State has been among the highest in the nation for many years. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not relocate within, the State. The current high level of taxes limits the ability of New York State, New York City and other municipalities to impose higher taxes in the event of future difficulties. In addition, constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property, which may have an adverse effect on the ability of issuers to meet obligations supported by such taxes. A variety of additional court actions have been brought against the State and certain agencies and municipalities relating to financing, amount of real estate tax, use of tax revenues and other matters, which could adversely affect the ability of the State or such agencies or municipalities to pay their obligations.

     The fiscal health of the State is closely related to the fiscal health of it localities, particularly New York City (the "City"), which has required and continues to require significant financial assistance from the State. Both the State and the City face potential economic problems which could seriously affect the ability of both the State and the City to meet their respective financial obligations. On July 10, 1995, Standard & Poor's lowered its rating on the City's general obligation bonds to BBB+ from A-. The City faces continuing and recurring problems of economic sluggishness compounded by reductions in State aid. Moreover, large budget gaps projected over the next three years further indicate the City's lack of financial flexibility. Despite Mayor Giuliani's efforts at reform, many industry analysts expect further downgrades by the credit agencies rating in the future.

     Beginning in early 1975, the State, the City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to higher interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or failure of certain financial recovery programs could result in defaults or declines in the market values of numerous New York obligations in which the Fund may invest.

     Since 1990, S&P and Moody's Investor Service, Inc. ("Moody's") each lowered its credit rating on New York State's general obligation bonds and certain other obligations issued by New York State. Ratings of New York State's general obligation bonds are among the lowest of all states. As a result, there are special risks inherent in the Fund's concentration of investments in New York Tax Exempt Securities.

         The foregoing information as to certain New York risk factors is given to investors in view of the Fund's policy of concentrating its investments in New York issuers. Such information constitutes only a brief summary and does not purport to be a complete description. See Appendix A to this Statement.

     -- CREDIT QUALITY

The following special considerations are risk factors associated with the Fund's investments in high yield (lower rated) securities:

     -- RISK FACTORS OF HIGH YIELD SECURITIES. The Fund may invest up to 20% of its assets in securities of lower rated categories or in securities which are unrated but deemed to be of comparable quality by the Adviser. These high yield, high risk securities (commonly referred to as "junk bonds") are subject to certain risks that may not be present with investments of higher grade securities. The following supplements the disclosure in the Fund's prospectus.

     -- EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. The prices of high yield securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in market prices and yields of high yield securities and thus in the

Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for high yield securities. In these circumstances, highly leveraged companies might have difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

     Generally, when interest rates rise, the value of fixed rate debt obligations, including high yield securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a high yield security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the Fund's expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the careful analysis of prospective portfolio securities by OppenheimerFunds, Inc. (the "Adviser") should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

     -- THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in the 1980's and its growth paralleled a long economic expansion. During that period, the yields on below investment grade bonds rose dramatically. Such higher yields did not reflect the value of the income stream that holders of such bonds expected, but rather the risk that holders of such bonds could lose a substantial portion of their value as a result of the issuer's financial restructuring or default. In fact, from 1989 to 1991 during a period of economic recession, the percentage of lower quality securities that defaulted rose significantly, although the default rate decreased in subsequent years. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair market value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     -- CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of high yield securities. Also, credit rating agencies may fail to change timely a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's Investors Services, Inc., Standard & Poor's Rating Group, Fitch Investors Services, Inc and Duff & Phelps, ("NRSRO" or "NRSROs") the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

     -- LIQUIDITY AND VALUATION. Lower-rated bonds typically are traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extend that no established retail secondary market exists, many high yield securities may not be as liquid as higher-grade bonds. A less active and thinner market for high yield securities than that available for higher quality securities may limit the Fund's ability to sell such securities at that fair market value in response to changes in the economy or the financial markets. The ability of the Fund to value or sell high yield securities also will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Fund's Board of Trustees (the "Board of Trustees" or the "Board") to value high yield, high risk securities becomes more difficult, with judgement playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a high yield security, whether or not such perceptions are based on a fundamental analysis. See Purchase of Shares.

     -- LEGISLATION. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain high yield securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which could also adversely affect high yield securities, will be enacted into law.

-- INVESTMENT IN MUNICIPAL LEASES

Investments in tax-exempt lease obligations, which are commonly referred to as "municipal leases," present certain special risks which are not associated with investments in other tax-exempt obligations such as general obligation bonds or revenue bonds. The principal risks involved in investments in tax-exempt lease obligations are the following:

     -- LIMITED LIQUIDITY. An investment in tax-exempt lease obligations is generally less liquid than an investment in comparable tax-exempt obligations such as general obligation bonds or revenue bonds because (i) tax-exempt lease obligations (other than Certificate of Participation Leases) are usually issued in private placements and contain legal restrictions on transfer and (ii) there is only a limited secondary trading market for such obligations.

     -- RELIANCE ON ADVISER'S CREDIT ANALYSIS. Tax-exempt lease obligations are generally not rated by national credit rating firms, which places the burden for credit analysis upon the Adviser.

      -- NON-APPROPRIATION. The ability of a purchaser to perform a meaningful credit analysis is limited by the inclusion in most tax-exempt leases of "non-appropriation" clauses which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless funds are appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

      -- LIMITED REMEDIES. The remedies of a purchaser of a tax-exempt lease obligation may be limited solely to repossession of the collateral for such obligation for resale upon failure of a municipality to make necessary appropriations or upon default by the governmental issuer of such obligation without any recourse to the general credit of the governmental issuer or to acceleration of the rental payments due solely for the remaining fiscal year of the governmental issuer. In addition, the resale value of the collateral may be significantly reduced at the time of repossession due to depreciation.

     -- REDUCTION IN YIELD. Prepayments on underlying leases due to loss or destruction of equipment or exercise of an option of the lessee to purchase such equipment may reduce the purchaser's yield to the extent that interest rates have declined below the level prevailing when the tax-exempt lease obligation was initially purchased. This reduction in yield may occur because the purchaser might be required to invest such prepayments in obligations yielding a lower rate of interest.

HOW THE FUND IS MANAGED

ORGANIZATION AND HISTORY. Rochester Fund Municipals, a Massachusetts business trust, is an open-end, management investment company which currently has one class of shares outstanding. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     Each Share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

TRUSTEES AND OFFICERS OF THE FUND. The Fund's Trustees and officers, one of which is the Fund's portfolio manager, are listed below, together with principal occupations and business affiliations during the past five years. The address of each is Two World Trade Center, New York, New York 10048, except as noted. As of January 5, 1996 the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of class of the Fund.

BRIDGET A. MACASKILL, CHAIRMAN OF THE BOARD OF TRUSTEES AND PRESIDENT*; AGE: 47.

Chairman of the Board, President and Trustee of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth; Chief Executive Officer of the Adviser; President and Chief Operating Officer of the Adviser; prior thereto, Chief Operating Officer of the Adviser and Executive Vice President of the Adviser from 1987-1989. Vice President and a Director of Oppenheimer Acquisition Corp., Director of Oppenheimer Partnership Holdings, Inc., Chairman and a Director of Oppenheimer Shareholder Services, Director of Main Street Advisers, Inc., and Director of HarbourView Asset Management Corporation, all of which are subsidiaries of the Adviser; a Trustee of the New York-based Oppenheimer funds.

JOHN CANNON, TRUSTEE; AGE: 65
620 Sentry Parkway West, Suite 220, Blue Bell, Pennsylvania 19422

Chairman and Treasurer, CDC Associates, Inc., registered investment adviser, 1993-present; prior thereto, President, AMA Investment Advisers, Inc., a mutual fund investment adviser, 1976-1991; Senior Vice President AMA Investment Advisers, Inc., 1991-1993; Director, Neuberger & Berman Income Managers Trust, Neuberger & Berman Income Funds and Neuberger & Berman Income Trust, 1995-present; Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth since 1992.

PAUL Y. CLINTON, DIRECTOR; AGE: 64
946 Morris Avenue, Bryn Mawr, Pennsylvania 19010

Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation; formerly President of Essex Management Corporation, a management consulting company; Trustee of Capital Cash Management Trust, Prime Cash Fund and Short Term Asset Reserves, each of which is a money-market fund; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., and Quest Cash Reserves, Inc. and Trustee of Quest For Value Accumulation Trust, all of which are open-end investment companies. Formerly a general partner of Capital Growth Fund, a venture capital partnership; formerly a general partner of Essex Limited Partnership, an investment partnership; formerly President of Geneve Corp., a venture capital fund; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President of W.R. Grace & Co. Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth.

---------
* A Trustee who is an "interested person" as defined in the Investment Company Act.

THOMAS W, COURTNEY, DIRECTOR; AGE: 62
P.O. Box 580, Sewickley, Pennsylvania 15143

Principal of Courtney Associates, Inc., a venture capital firm; former
General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc.; Trustee of Cash Assets Trust, a money market fund; Director of Quest Cash Reserves, Inc., Oppenheimer Quest Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust, all of which are open-end investment companies; former President of Boston Company Institutional Investors; Trustee of Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; former Director of Financial Analysts Federation; Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth.

LACY B. HERRMANN, DIRECTOR; AGE: 66
380 Madison Avenue, Suite 2300, New York, New York 10017

President and Chairman of the Board of Aquila Management Corporation, the sponsoring organization and Administrator and/or Sub-Adviser to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Short Term Asset Reserves, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and adviser to CCMT; Chairman, President and a Director of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves; Director or Trustee of Quest Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc. and Oppenheimer Quest Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, each of which is an open-end investment company; Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth; Trustee of Brown University.

GEORGE LOFT, DIRECTOR, AGE: 80
51 Herrick Road
Sharon, Connecticut 06069

Private Investor; Director of Quest Cash Reserves, Inc., Oppenheimer Quest for Value Fund, Inc. and Oppenheimer Quest Global Value Fund, Inc. and Trustee of Quest for Value Accumulation Trust and The Saratoga Advantage Trust, all of which are open-end investment companies, and Director of the Quest for Value Dual Purpose Fund, Inc., a closed-end investment company; Trustee of Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth.

RONALD H. FIELDING, VICE PRESIDENT; AGE: 46
350 Linden Oaks, Rochester, New York 14625

Vice President of the Fund and Rochester Portfolio Series-Limited Term New York Municipal Fund, January 5, 1996-present; Senior Vice President and Portfolio Manager of the Adviser, January 5, 1996-present; President of the Rochester Division of the Adviser, January 4, 1996-present; President and Trustee of the Fund, 1986-January 5, 1996; Portfolio Manager of the Fund, 1986-present; President and Trustee of

Rochester Portfolio Series - Limited Term New York Municipal Fund,
1991-January 4, 1996; President and Trustee of Rochester Fund Series - The Bond Fund For Growth, 1986-January 4, 1996; President and Director of Rochester Tax Managed Fund, Inc., 1985-1995; President and a director, Fielding Management Company, Inc. (1988-present); President and a director, Rochester Fund Distributors, Inc. (1990-present); President and a director, Rochester Capital Advisors, Inc. (1993-present); President and a director, Rochester Fund Services, Inc. (1986-present).

ANDREW J. DONOHUE, SECRETARY; AGE: 45

Secretary of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth; Executive Vice President and General Counsel of the Adviser and the Distributor; an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Adviser and the Distributor, partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and a director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, TREASURER; AGE: 59
3410 South Galena Street Denver, Colorado 80231

Treasurer of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth; Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of the Distributor and HarbourView Asset Management Corporation; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial Asset Management Corporation, an investment advisory subsidiary of the Adviser; Vice President, Treasurer and Secretary of the Agent and Shareholder Financial Services, Inc., a transfer agent subsidiary of the Adviser; an officer of other Oppenheimer funds.

ROBERT G. ZACK, ASSISTANT SECRETARY; AGE: 47

Assistant Secretary of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth; Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT BISHOP, ASSISTANT TREASURER; AGE: 36
3410 South Galena Street, Denver, Colorado 80231

Assistant Treasurer of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth; Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT FARRAR, ASSISTANT TREASURER; AGE: 30
3410 South Galena Street, Denver, Colorado 80231

Assistant Treasurer of the Fund, Rochester Portfolio Series-Limited Term New York Municipal Fund and Rochester Fund Series-The Bond Fund For Growth; Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other Oppenheimer funds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

      -- REMUNERATION OF TRUSTEES. All officers of the Fund and Ms. Macaskill, a Trustee and President, are officers or directors of the Adviser and receive no salary or fee from the Fund. The following table sets forth the aggregate compensation received by the non-interested Trustees from the Fund during the fiscal year ended December 31, 1995.

                                Pension or
                                Retirement
                                Aggregate              Benefits             Estimated             Total
                                Compensation           Accrued as           Annual                Compensation
                                from the               Part of Fund         Benefits Upon         From Fund
Name of Person                  Fund(1)                Expenses(2)          Retirement(2)         Complex(3)
John Cannon ................    $19,900                $43,667              $13,500               $29,400
Paul Y. Clinton ............    $                                                                 $
Thomas W. Courtney .........    $                                                                 $
Lacy B. Herrmann ...........    $                                                                 $
George Loft ................    $                                                                 $

-----------
(1) During the fiscal year ended December 31, 1995, only one of the Fund's current trustees, John Cannon, served as a Trustee of the Fund.

(2) The Board of Rochester Fund Municipals has adopted a Retirement Plan for Independent Trustees of that Fund. Under the terms of the Retirement Plan, as amended and restated on October 16, 1995, an eligible Trustee (an Independent Trustee who has served as such for at least three years prior to retirement) may receive an annual benefit equal to the product of $1,500 multiplied by the number of years of service as an Independent Trustee up to a maximum of nine years. The maximum annual benefit which may be paid to an eligible Trustee under the Retirement Plan is $13,500. The Retirement Plan will be effective for all eligible Trustees who have dates of retirement occurring on or after December 31, 1995. Subject to certain exceptions, retirement is mandatory at age 72 in order to qualify for the Retirement Plan. Although the Retirement Plan permits Eligible Trustees to elect early retirement at age 63, retirement benefits are not payable to Eligible Trustees who elect early retirement until age 65. The Retirement Plan provides that no Independent Trustee who is elected as a Trustee of Rochester Fund Municipals after September 30, 1995, will be eligible to receive benefits thereunder. Mr. Cannon is the only current Independent Trustee who may be eligible to receive benefits under the Retirement Plan. The estimate of annual benefits payable to Mr. Cannon under the Retirement Plan is based upon the assumption that Mr. Cannon, who was first elected as a Trustee of the Fund in 1992, will serve as an Independent Trustee for nine years.

(3) Includes compensation received during the fiscal year ended December 31, 1995, from all registered investment companies within the Fund Complex during that year which consisted of the Fund Rochester Portfolio Series-Limited Term New York Municipal Fund, Rochester Fund Series - The Bond Fund For Growth, and Rochester Tax Managed Fund, Inc. On June 28, 1995, Rochester Fund Series - The Bond Fund For Growth acquired all of the assets and assumed all of the liabilities of Rochester Tax Managed Fund, Inc.

--MAJOR SHAREHOLDERS. As of December 15, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more of outstanding voting securities of the Fund except Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive, EFL 3, Jacksonville, Florida 32246 which was the record owner of 15% of the outstanding shares of the Fund.

THE ADVISER AND ITS AFFILIATES. The Adviser is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Adviser's directors and officers, some of whom serve as officers of the Fund and one of whom (Ms. Macaskill) serves as a Trustee of the Fund.

     The Adviser and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Adviser.

--THE INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement between the Adviser and the Fund which was entered into on January 4, 1996 ("Advisory Agreement") requires the Adviser, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund. For these services, the Adviser will receive from the Fund an annual fee, computed and payable monthly as a percentage of average daily net assets, as follows:
0.54% of average daily net assets up to $100 million; 0.52% of average daily net assets on the next $150 million; 0.47% of average daily net assets on the next $1,750 million; 0.46% of the next $3 billion; and 0.45% of average daily net assets over $5 billion.

     Expenses not expressly assumed by the Adviser under the Advisory Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal year ended December 31, 1995, the management fees paid by the Fund to its previous investment adviser, Rochester Capital Advisors, L.P. During the fiscal year ended December 31, 1994, management fees paid by the Fund consisted of $5,010,516 paid to Rochester Capital Advisors, L.P. for the period from May 1, 1994 to December 31, 1994, and $2,552,432 paid to Fielding Management Company, Inc. for the period from January 1, 1994 to April 30, 1994. During the fiscal year ended December 31, 1993, the Fund paid investment advisory fees of $5,955,268 to Fielding Management Company, Inc. Fielding Management Company, Inc. served as investment adviser to the Fund from the commencement of its operations as an open-end investment company on May 15, 1986 through April 30, 1994. Rochester Capital Advisors, Inc. is the general partner of Rochester Capital Advisors, L.P.

     The Advisory Agreement contains no expense limitation. However, independently of the Agreement, the Adviser has voluntarily undertaken that the total expenses of the Fund in any fiscal year (exclusive of taxes, interest, brokerage commissions, and any extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. The payment of the management fee will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation. The Adviser reserves the right to amend or terminate this expense limitation at any time.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Advisory Agreement relates. The Agreement permits the Adviser to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

--THE DISTRIBUTOR. Under its General Distributor's Agreement with the Fund, which was entered into on January 4, 1996, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares of beneficial interest, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the aggregate amount of sales charge on sales
of the Fund's shares was $          , $16,041,443, and $8,868,211, respectively,
of which Rochester Fund Distributors, Inc., the Fund's previous principal underwriter, retained $3,347,397, $2,015,030 and $1,086,283 in those respective years. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "The Fund's Service Plan," below.

--THE TRANSFER AGENT; THE SHAREHOLDER SERVICES AGENT. The Fund currently acts as its own transfer agent. Oppenheimer Shareholder Services, the Fund's shareholder services agent, a division of the Adviser, is responsible for maintaining shareholder accounting records, and for shareholder servicing and administrative functions. The Agent is compensated on the basis of a fixed fee per account. The compensation paid by the Fund for such services under a comparable arrangement with Rochester Fund Services, Inc., the Fund's previous shareholder services agent, for the fiscal years ending December 31, 1993, 1994 and 1995 was $724,431, $1,152,456 and $1,267,809, respectively.

--ACCOUNTING AND RECORDKEEPING SERVICES. The Adviser also provides certain accounting and recordkeeping services to the Fund pursuant to an Accounting and Administration Agreement entered into on January 4, 1996. The services provided pursuant to the Fund thereunder include the maintenance of general ledger accounts and records relating to the business of the Fund in the form required to comply with the Investment Company Act and the calculation of the daily net asset value of the Fund. The compensation paid by the Fund for such services to Rochester Fund Services, Inc. its previous shareholder services agent, for the fiscal years ended December 31, 1993, 1994 and 1995 was $442,850, $556,700 and $607,025.

BROKERAGE POLICIES OF THE FUND

BROKERAGE PROVISIONS OF THE INVESTMENT ADVISORY AGREEMENT. One of the duties of the Adviser under the Advisory Agreement is to arrange the portfolio transactions for the Fund. The Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Adviser is authorized by the Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Adviser need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

     Under the Advisory Agreement, the Adviser is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Adviser or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Adviser that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Adviser may also consider sales of shares of the Fund and other investment companies managed by the Adviser or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

DESCRIPTION OF BROKERAGE PRACTICES FOLLOWED BY THE ADVISER. Subject to the provisions of the Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Adviser's portfolio traders based upon recommendations from the Adviser's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Adviser's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. As stated in the prospectus, the portfolio securities of the Fund are generally traded on a net basis and, as such, do not involve the payment of brokerage commissions. It is the policy of the Adviser to obtain the best net results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread) and the firm's general execution capabilities. Where more than one dealer is able to provide the most competitive price, both the sale of Fund shares and the receipt of research may be taken into consideration as factors in the selection of dealers to execute portfolio transactions for the Fund. The transaction costs associated with such transactions consist primarily of the payment of dealer and underwriter spreads. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Adviser or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

     The research services provided by a particular broker may be useful in one or more of the advisory accounts of the Adviser and its affiliates. The research services provided by brokers broaden the scope and supplement the research activities of the Adviser, by making available additional views for consideration and comparisons. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Advisory Agreement or the Distribution Plans described below) annually reviews information furnished by the Adviser as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Fund did not incur costs for brokerage commissions in connection with its portfolio transactions during the fiscal years ended December 31, 1993, 1994 and 1995.

         A change in securities held by the Fund is known as "portfolio turnover". As portfolio turnover increases, the Fund can be expected to incur brokerage commission expenses and transaction costs which will be borne by the Fund. In any particular year, however, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. For the fiscal years ended December 31, 1993, 1994, and 1995 the Fund's portfolio turnover rates were and 18.27%, 34.39% and 14.54%, respectively.

PERFORMANCE OF THE FUND

YIELD AND TOTAL RETURN INFORMATION. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in shares of the Fund may be advertised. An explanation of how these total returns are calculated and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns of the Fund for the 1, 5, and 10-year periods ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns.

-- STANDARDIZED YIELDS

     -- YIELD. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                                   2-b     6
          Standardized Yield = 2[( --- + 1) - 1]
                                   cd

     The symbols above represent the following factors:

       a = dividends and interest earned during the 30-day period.

       b = expenses accrued for the period (net of any expense reimbursements).

       c = the average daily number of shares outstanding during the 30-day period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

     The standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield", described below. For the 30-day period ended December 31, 1995, the standardized yields for the Fund's shares was 5.50%.

     -- TAX-EQUIVALENT YIELD. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined Federal, state and city tax rate. The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax exempt. The tax equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. The Fund's tax-equivalent yield (after expense assumptions by the Adviser) for the 30-day period ended December 31, 1995, for an individual New York City resident in the 42.7% combined tax bracket was 9.6%.

     -- DIVIDEND YIELD AND DISTRIBUTION RETURN. From time to time the Fund may quote a "dividend yield" or a "distribution return". Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:



Dividend Yield   Dividends of the Class
 of the Class  = ----------------------- / Number of Days (accrual period) X 365
                 Max. Offering Price of
                 the Class (last day of
                         period)

         The maximum offering price includes the maximum front-end sales charge.

     From time to time similar yield or distribution return calculations may also be made using the net asset value (instead of its maximum offering price) at the end of the period. The dividend yield for the 30-day period ended December 31, 1995 were 5.31% and 5.43% when calculated at maximum offering price and at net asset value, respectively.

-- TOTAL RETURN INFORMATION

     -- Average Annual Total Returns. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  ( ERV )(1/n)
                  (-----)   -1 = Average Annual Total Return
                  (  P  )

     -- CUMULATIVE TOTAL RETURNS. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                               ERV - P
                               ------- = Total Return
                                  P

In calculating total return, the current maximum sales charge of 4.0% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in shares of the Fund for the one and five year periods ended December 31, 1995 and for the period from May 15, 1986 through December 31, 1995, were 13.83%, 8.44% and 8.36%, respectively. The cumulative "total return" on shares of the Fund for the period from May 15, 1986 through December 31, 1995 was 115.97%.

     -- TOTAL RETURNS AT NET ASSET VALUE. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in shares of the Fund (without considering the front-end sales charge) and takes into consideration the reinvestment of dividends and capital gains distributions. The Fund's cumulative total return at net asset value for the one year period ended December 31, 1995 and the period from May 15, 1986 through December 31, 1995 was 18.58% and 124.92%, respectively.

OTHER PERFORMANCE COMPARISONS. From time to time the Fund may publish the ranking of its shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (i) all other funds (excluding money market funds) and (ii) all other New York municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

     From time to time the Fund may publish the ranking of its performance by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the performance of the Fund in relation to that of other New York State municipal bond funds. Rankings are subject to change.

     The total return on an investment in the Fund may be compared with performance for the same period of comparable indices, including but not limited to The Bond Buyer Municipal Bond Index and the Lehman Brothers Municipal Long Bond Index. The Bond Buyer Municipal Bond Index is an unmanaged index which consists of 40 long-term municipal bonds. The index is based on price quotations provided by six municipal bond dealer-to-dealer brokers. The Lehman Brothers Municipal Bond Index is a broadly based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio comprises bonds principally from New York State, the Indices are comprised of bonds from all 50 states and many jurisdictions. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs. Any other index selected for comparison would be similar in composition to one of these two indices.

     Investors may also wish to compare the return on the Fund's shares to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

     From time to time, the Fund's Adviser may publish rankings or ratings of the Adviser (or other service providers) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

     The performance of the Fund's shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

THE FUND'S SERVICE PLAN

     The Fund has adopted a Service Plan under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of shares as described in the Prospectus. The Service Plan permits the Fund to pay its Distributor a service fee in connection with the distribution of shares of the Fund in an amount of up to 0.25% per annum of the

Fund's average daily net assets (the "Service Fee"). The Service Fee is utilized to compensate broker-dealers and financial institutions, including the Distributor (collectively, "Recipients"), for services performed and/or expenses incurred in servicing shareholder accounts. Although the terms of the Service Plan permit aggregate payments thereunder of up to 0.25% per annum of the Fund's average daily net assets, the Board of Trustees of the Fund has approved aggregate payments thereunder of only 0.15% per annum.

     The Service Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act). Unless terminated as described below, the Service Plan will continue in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Service Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act). The Service Plan may not be amended to increase materially the amount of payments to be made unless such amendment is approved by the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company
Act).

     While the Service Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to the Service Plan, the identity of each Recipient that received any such payment, and the purpose of the payments. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. The Service Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.

     For the fiscal year ended December 31, 1995, payments under the Fund's previous Distribution Plan, which was in effect during that year, totalled $3,452,348, which consisted of Service Fee payments to Recipients of $2,757,558 and asset based sales charge payments of $694,790. The aggregate Service Fee payments to Recipients included an amount of $2,503,608 paid to Rochester Fund Distributors, Inc., the Fund's previous principal underwriter for its services in maintaining shareholder accounts as to which it was the dealer of record. Rochester Fund Distributors Inc. paid a total of $2,698,619 to broker dealers in service fees in 1995. The Fund's previous Distribution Plan was amended, effective as of May 1, 1995, to eliminate the asset based sales charge component of the Distribution Plan.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

     See How to Buy Shares in the Prospectus for a description of how shares of the Fund are offered to the Public and how the excess of the public offering price over the net amount invested is allocated to authorized dealers. The Prospectus also describes several special purchase plans and methods by which shares may be purchased at reduced sales loads, including certain classes of persons who may purchase shares at net asset value. As discussed in the Prospectus, a reduced sales charge rate may be obtained for the purchase of shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

DETERMINATION OF NET ASSET VALUE PER SHARE. The net asset value per share of shares of the Fund is determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the Nasdaq National Market System ("Nasdaq") are valued at the last reported sale prices on their primary exchange or Nasdaq that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Adviser as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

 HOW TO SELL SHARES

     Information on how to sell shares of the Fund is stated in the Prospectus.

     -- INVOLUNTARY REDEMPTIONS. As described in the Prospectus, the Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $1,500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

HOW TO EXCHANGE SHARES

     As stated in the Prospectus, shares of the Fund or of certain other funds which are managed by the Adviser (the "Oppenheimer funds") having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds which are eligible for sale in the shareholder's state of residence. For purposes of the Exchange Privilege as defined in the Prospectus, the following funds in addition to the Fund are referred to as "The Rochester Funds": Rochester Fund Municipals and Rochester Portfolio Series -- Limited Term New York Municipal Fund. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds currently offer Class A shares. Shareholders of The Rochester Funds may obtain a list showing which funds offer which class by calling the Agent at 1-800-552-1129. At the present time, shareholders of Oppenheimer funds other than The Rochester Funds may not exchange their shares for shares of The Rochester Funds.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as dividend reinvestment will be switched to the new account unless the Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

     Shares to be exchanged are redeemed on the regular business day the Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. The Fund, the Distributor, and the Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

     Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Agent, in order to enable the investor to earn a return on otherwise idle funds.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption Dividends, Distributions and Taxes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its interest income excludable from gross income under Section 103(a) of the Code ("tax-exempt income") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest and payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or options that were held for less than three months ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

     Dividends paid by the fund will qualify as exempt-interest dividends, and thus will be excludable from gross income by its shareholders, if the Fund satisfied the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is tax-exempt income; the Fund intends to continue to satisfy this requirement. The aggregate exempt-interest dividends may not be greater than the excess of the Fund's tax-exempt income over certain amounts disallowed as deductions. The shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     As noted in the Prospectus, the Fund annually reports to its shareholders regarding the amounts and status of distributions paid during the year. Such report allocates dividends among tax-exempt, taxable and alternative minimum taxable income in approximately the same proportions as they bear to the Fund's total income for the year. Accordingly, income derived from each of these sources by the Fund in any particular distribution period may vary substantially from the allocation reported to shareholders annually. The proportion of dividends that constitute taxable income will depend on the relative amounts of assets invested in taxable securities, the yield relationships between taxable and tax-exempt securities, and the period of time for which such securities are held.

     Because the taxable portion of the Fund's investment income consists primarily of interest and income from options transactions, its dividends, whether or not treated as "exempt-interest dividends", generally will not qualify for the dividends-received deduction available to corporations.

     Dividends and other distributions declared by the Fund, and payable to shareholders of record on a date, in the last quarter of any calendar year, are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund is usually not deductible for federal income tax purposes. Under rules applied by the Internal Revenue Service to determine whether borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of Fund shares may, depending upon the circumstances, be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of those shares.

     If you redeem shares of the Fund held for six months or less at a loss, that loss will not be recognized for federal income tax purposes to the extent of exempt-interest dividends you have received with respect to those shares. If any such loss exceeds the amount of the exempt-interest dividends you received, that excess loss will be treated as a long-term capital loss to the extent you receive any capital gain distribution with respect to those shares.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds should consult their own tax advisers before purchasing shares. Such persons may find investment in the Fund unsuitable for tax reasons. Generally, an individual will not be a "related person" under the Code unless he or his immediate family (spouse, brothers, sisters, ancestors, and lineal descendants) owns, directly or indirectly, in the aggregate more than 50% of the equity of a corporation or partnership that is a "substantial user" of a facility financed from the proceeds of industrial development bonds. "Substantial user" of such facilities is defined generally as a non-exempt person who regularly uses a part of such facility in his trade or business.

     The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on December 31 of that year, plus certain other amounts.

         The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Income from transactions in options derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options will be subject to the Short-Short Limitation if they are held for less than three months.

     If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as RIC.

     Corporate investors may wish to consult their own tax advisers before purchasing Fund shares. Corporations may find investment in the Fund unsuitable for tax reasons, because the interest on all Municipal Obligations held by the Fund passed through to corporate shareholders will be includible in calculating adjusted current earnings for purposes of both the alternative minimum tax and the environmental tax. In addition, certain property and casualty insurance companies, financial institutions, and U.S. branches of foreign corporations may be adversely affected by the tax treatment of the interest on municipal securities.

ADDITIONAL INFORMATION ABOUT THE FUND

THE CUSTODIAN. Investors Bank & Trust Company ("Custodian"), whose principal business address is 89 South Street Boston, MA 02111 is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Adviser and its affiliates.

INDEPENDENT AUDITORS. Price Waterhouse LLP, 1900 Chase Square, Rochester, NY 14604, serves as the Fund's independent accountants. The services provided by Price Waterhouse LLP include auditing services and review and consultations on various filings by the Fund with the Securities and Exchange Commission and tax authorities. They also act as auditors for certain other funds advised by the Adviser and its affiliates.

INVESTMENT ADVISER
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

DISTRIBUTOR
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

SHAREHOLDER SERVICES AGENT
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-552-1129

CUSTODIAN OF PORTFOLIO SECURITIES
    Investors Bank & Trust Company
    89  South Street
    Boston, MA 02111

INDEPENDENT AUDITORS
   Price Waterhouse LLP
   1900 Chase Square
   Rochester, NY 14604

LEGAL COUNSEL
     Kirkpatrick & Lockhart LLP
     1800 M Street, N.W.
     Washington, D.C. 20036

                              FINANCIAL STATEMENT

                                   ROCHESTER
                         [ARTWORK] FUND
                                   MUNICIPALS

                               PORTFOLIO OVERVIEW

                Based on the market value as of December 31, 1994

                Total Net Assets          $1,791,299,053

                Shares Outstanding        109,859,283

                Number of Issues          694

                Largest Sectors:
                Housing (Multi-family)                      16.2%
                Health Care                                 13.8%
                Municipal Tax Obligations (GO)              11.5%
                Electric and Gas Utilities                   9.6%
                Non-Profit, Other                            8.3%

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Rochester Fund Municipals

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rochester Fund Municipals (the "Fund") at December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

[Signature]

Price Waterhouse LLP
Rochester, New York
January 20, 1995

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------

HOUSING,              Albany Hsg. Auth.                          0.000%     10/01/12    $       560  $            99,550
MULTI-FAMILY          Albany IDA (HHRH)                          9.500      12/01/95          3,005            3,089,591
16.2%                 Albany IDA (MARA Mansion Rehab)            6.500      02/01/23          1,715            1,622,133
$290,846,538          Batavia Hsg. Auth. (Washington)            6.500      01/01/23            515              500,158
                      Battery Park City Auth.                    5.650      12/01/13         11,460            9,829,013
                      Battery Park City Auth.                    5.750      06/01/23         11,220            9,379,583
                      Battery Park City Auth.                    8.625      06/01/05 (p)         60               71,654
                      Battery Park City Auth.                   10.000      06/01/23            700              721,000
                      Bayshore HDC                               7.500      02/01/23          1,480            1,539,777
                      Bleeker Terrace HDC                        8.100      07/01/01             35               35,700
                      Bleeker Terrace HDC                        8.350      07/01/04             45               45,900
                      Bleeker Terrace HDC                        8.750      07/01/07            900              927,000
                      Elmira HDC                                 7.500      08/01/07             10               10,253
                      Guam Economic Devel.                       9.375      11/01/18          3,035            3,264,719
                      Guam Economic Devel.                       9.500      11/01/18          2,520            2,716,106
                      Hamilton Elderly Hsg.                     11.250      01/01/15            725              775,750
                      Holiday Square HDC                         5.800      01/15/24          2,000            1,716,700
                      Macleay Hsg. (Larchmont Woods)             8.500      01/01/31          3,995            4,349,756
                      Monroe HDC                                 7.000      08/01/21            300              298,008
                      North Tonawanda HDC                        6.800      12/15/07            585              604,855
                      North Tonawanda HDC                        7.375      12/15/21          3,295            3,340,570
                      NYC HDC (Albert Einstein)                  6.500      12/15/17            343              316,966
                      NYC HDC (Amsterdam)                        6.500      08/15/18            956              880,717
                      NYC HDC (Atlantic Plaza)                   7.034      02/15/19          1,480            1,435,902
                      NYC HDC (Boulevard)                        6.500      08/15/17          2,984            2,759,494
                      NYC HDC (Bridgeview)                       6.500      12/15/17            515              475,450
                      NYC HDC (Cadman Plaza)                     6.500      11/15/18          1,377            1,271,300
                      NYC HDC (Cadman Plaza)                     7.000      12/15/18            499              482,966
                      NYC HDC (Candia)                           6.500      06/15/18            203              187,186
                      NYC HDC (Clinton)                          6.500      07/15/17          3,889            3,597,409
                      NYC HDC (Contello III)                     7.000      12/15/18            306              296,552
                      NYC HDC (Cooper Gram)                      6.500      08/15/17          1,619            1,496,928
                      NYC HDC (Court Plaza)                      6.500      08/15/17          1,235            1,142,146
                      NYC HDC (Crown Gardens)                    7.250      01/15/19          1,668            1,648,707
                      NYC HDC (Esplanade Gardens)                7.000      01/15/19          3,463            3,350,104
                      NYC HDC (Essex)                            6.500      07/15/18             89               81,661
                      NYC HDC (Forest Park)                      6.500      12/15/17            553              510,472
                      NYC HDC (Gouverneur Gardens)               7.034      02/15/19          1,650            1,601,196
                      NYC HDC (Heywood)                          6.500      10/15/17            394              363,904
                      NYC HDC (Hudsonview)                       6.500      09/15/17          4,434            4,099,031
                      NYC HDC (Janel)                            6.500      09/15/17          1,255            1,160,213
                      NYC HDC (Kings Arms)                       6.500      11/15/18            249              228,752
                      NYC HDC (Kingsbridge)                      6.500      08/15/17            438              405,105
                      NYC HDC (Leader)                           6.500      03/15/18          1,334            1,231,157
                      NYC HDC (Lincoln Amsterdam)                7.250      11/15/18          1,706            1,688,446
                      NYC HDC (Middagh)                          6.500      11/15/18            225              207,216
                      NYC HDC (Montefiore)                       6.500      10/15/17          2,946            2,722,046
                      NYC HDC (Multi-Family)                     5.600      11/01/20              5                4,491
                      NYC HDC (Multi-Family)                     6.500      05/01/06             80               78,800
                      NYC HDC (Multi-Family)                     6.600      04/01/30         38,880           36,608,242
                      NYC HDC (Multi-Family)                     7.300      06/01/10             30               30,677
                      NYC HDC (Multi-Family)                     7.350      06/01/19          1,080            1,111,255
                      NYC HDC (Multi-Family)                     7.500      05/01/23          1,340            1,377,520
                      NYC HDC (Multi-Family)                     8.250      01/01/11          1,395            1,432,665
                      NYC HDC (Multi-Family)                     8.750      08/01/16            115              119,863

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                    NYC HDC (Multi-Family)                       9.000%     05/01/22    $       200  $         208,000
                    NYC HDC (New Amsterdam)                      6.500      08/15/18            935            861,573
                    NYC HDC (Residential Charter)                7.375      04/01/17          3,295          3,352,860
                    NYC HDC (Riverbend)                          6.500      11/15/18          1,171          1,077,551
                    NYC HDC (Riverside Park)                     7.250      11/15/18          6,424          6,353,575
                    NYC HDC (RNA House)                          7.000      12/15/18            441            427,303
                    NYC HDC (Robert Fulton)                      6.500      12/15/17            742            685,044
                    NYC HDC (Rosalie Manning)                    7.034      11/15/18            248            240,503
                    NYC HDC (Scott Tower)                        7.000      12/15/18            659            637,872
                    NYC HDC (Seaview)                            6.500      01/15/18            973            898,495
                    NYC HDC (Sky View)                           6.500      11/15/18          1,817          1,671,951
                    NYC HDC (South Bronx)                        8.100      09/01/23          1,555          1,666,058
                    NYC HDC (South Williamsburg)                 7.900      02/01/23            985          1,039,953
                    NYC HDC (Stevenson)                          6.500      05/15/18          1,843          1,696,030
                    NYC HDC (Stryckers Bay)                      7.034      11/15/18            492            477,367
                    NYC HDC (St. Martin)                         6.500      11/15/18            403            370,796
                    NYC HDC (Tivoli)                             6.500      01/15/18          1,852          1,710,176
                    NYC HDC (Towers)                             6.500      08/15/17            399            369,245
                    NYC HDC (Townhouse)                          6.500      11/15/18            252            231,584
                    NYC HDC (Tri-Faith House)                    7.000      01/15/19            359            346,842
                    NYC HDC (University)                         6.500      08/15/17          1,648          1,523,830
                    NYC HDC (Washington Square)                  7.000      01/15/19            457            442,018
                    NYC HDC (West Side)                          6.500      11/15/18            446            412,468
                    NYC HDC (West Village)                       6.500      11/15/13          5,117          4,776,901
                    NYC HDC (Westview)                           6.500      10/15/17            118            109,098
                    NYC HDC (Woodstock Terrace)                  7.034      02/15/19            609            591,272
                    NYS HFA (Admiral Halsey Sr. Village)         8.000      05/01/19            355            363,875
                    NYS HFA (Children's Rescue)                  7.625      05/01/18          3,555          3,673,097
                    NYS HFA (Clinton Plaza)                      7.625      11/01/19          1,395          1,425,760
                    NYS HFA (Dominican Village)                  6.600      08/15/27          4,650          4,446,284
                    NYS HFA (Ft. Schulyer)                       7.750      11/01/18             15             15,124
                    NYS HFA (Health Facilities)                  8.000      11/01/08          2,920          3,132,897
                    NYS HFA (HELP/Bronx)                         7.850      05/01/99          1,040          1,098,074
                    NYS HFA (HELP/Bronx)                         7.850      11/01/99          1,080          1,143,990
                    NYS HFA (HELP/Bronx)                         8.050      11/01/05         13,080         13,870,163
                    NYS HFA (HELP/Suffolk)                       8.100      11/01/05          1,210          1,268,116
                    NYS HFA (Henry Phipps)                       8.000      05/01/18          3,560          3,673,920
                    NYS HFA (Marble Hail)                        8.000      05/01/16              5              5,050
                    NYS HFA (Multi-Family)                       7.450      11/01/28          2,460          2,571,635
                    NYS HFA (Multi-Family)                       0.000      11/01/17         12,695          2,751,641
                    NYS HFA (Multi-Family)                       0.000      11/01/15         15,590          3,878,792
                    NYS HFA (Multi-Family)                       0.000      11/01/14         15,730          4,224,292
                    NYS HFA (Multi-Family)                       0.000      11/01/13         17,985          5,160,796
                    NYS HFA (Multi-Family)                       0.000      11/01/12         15,000          4,679,250
                    NYS HFA (Multi-Family)                       0.000      11/01/10         17,100          6,078,708
                    NYS HFA (Multi-Family)                       0.000      11/01/09         16,340          6,290,246
                    NYS HFA (Multi-Family)                       0.000      11/01/08          6,090          2,500,250
                    NYS HFA (Multi-Family)                       6.250      08/15/25            750            700,733
                    NYS HFA (Multi-Family)                       6.700      08/15/25         11,980         11,469,532
                    NYS HFA (Multi-Family)                       6.950      08/15/24          2,970          2,936,558
                    NYS HFA (Multi-Family)                       6.950      08/15/12             75             75,305
                    NYS HFA (Multi-Family)                       7.050      08/15/24          5,350          5,328,386
                    NYS HFA (Non-Profit)                         6.400      11/01/10              5              4,550
                    NYS HFA (Non-Profit)                         6.400      11/01/13             25             23,000
                    NYS HFA (Non-Profit)                         6.600      11/01/10             25             24,625

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                    NYS HFA (Non-Profit)                         6.600%     11/01/13    $        20   $           19,400
                    NYS HFA (Non-Profit)                         6.600      11/01/08             20               19,400
                    NYS HFA (Non-Profit)                         6.875      11/01/10              9                8,568
                    NYS HFA (Pepper Tree)                        7.750      11/01/09          2,740            2,789,320
                    NYS HFA (Phillips Village)                   7.750      08/15/17          5,000            5,180,000
                    NYS HFA (S E Tower)                          7.750      11/01/18            435              448,050
                    NYS HFA (Service Contract)                   7.700      03/15/06            150              157,881
                    NYS HFA (Service Contract)                   7.700      09/15/01 (p)        100              112,124
                    NYS HFA (Shorehill Hsg.)                     7.500      05/01/08          1,415            1,471,600
                    NYS HFA (St. Luke's)                         6.250      08/15/23            735              663,830
                    NYS HFA (Urban Rent)                         8.250      11/01/19          1,245            1,301,025
                    NYS HFA (Urban)                              6.000      11/01/13             50               45,000
                    Pilgrim Village HDC                          6.800      02/01/21          1,160            1,126,859
                    Portchester CDC (Southport)                  7.300      08/01/11             65               66,215
                    Puerto Rico HB&F                             7.500      10/01/15            210              217,852
                    Puerto Rico HFA                              7.300      10/01/06             10               10,357
                    Puerto Rico HFC                              7.500      04/01/22          8,665            8,808,492
                    Rensselaer Hsg. Auth. (Renwyck)              7.650      01/01/11             25               25,730
                    Riverhead HDC                                8.250      08/01/10             45               47,642
                    Rochester Hsg. Auth. (Stonewood)             5.900      09/01/09            960              892,762
                    Scotia Hsg. Auth. (Holyrood House)           7.000      06/01/09            175              175,144
                    Sunnybrook EHC                              11.250      12/01/14          3,150            3,370,500
                    Syracuse IDA (James Square)                  0.000      08/01/25         54,095            6,499,514
                    Syracuse Senior Citizens Hsg.                8.000      12/01/10            375              395,745
                    Tonawanda HDC                               10.000      05/01/03             25               26,125
                    Tonawanda Senior Citizens Hsg.               7.875      02/01/11            570              599,127
                    Tupper Lake HDC                              8.125      10/01/10             75               79,028
                    UFA Devel. Corp. (Loretta Utica)             5.950      07/01/35          6,870            5,911,085
                    Union Elderly Hsg.                          10.000      04/01/13          1,305            1,357,200
                    Union Hsg. Auth. (Methodist Homes)           7.625      11/01/16            745              734,376
                    Union Hsg. Auth. (Methodist Homes)           8.050      04/01/99            105              111,429
                    Union Hsg. Auth. (Methodist Homes)           8.150      04/01/00            110              120,216
                    Union Hsg. Auth. (Methodist Homes)           8.250      04/01/01            120              129,418
                    Union Hsg. Auth. (Methodist Homes)           8.350      04/01/02            150              164,807
                    Union Hsg. Auth. (Methodist Homes)           8.500      04/01/12          2,010            2,143,243
                    Utica Senior Citizen Hsg.                    0.000      07/01/02             25               12,647
                    Utica Senior Citizen Hsg.                    0.000      07/01/26          2,110              207,160
                    V. I. HFA                                    8.100      12/01/18             30               32,063
                    White Plains HDC (Armory Plaza)              9.000      02/01/25            965              998,775
                    White Plains (Battle Hill)                   9.875      04/01/25             30               31,500
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE          Albany IDA (Albany Medical Center)           8.250      08/01/04          3,330            3,444,818
13.8%               Cayuga County COP (Auburn Hospital)          6.000      01/01/21         15,000           13,461,600
$246,435,735        Erie IDA (Hospital Lease)                    8.400      08/01/96          2,725            2,765,692
                    Erie IDA (Mercy Hospital)                    6.250      06/01110          1,355            1,237,359
                    Groton Community Health                      0.000      07/15/21            945               78,416
                    Groton Community Health                      7.450      07/15/21          2,100            2,150,190
                    Groton Community Health                      0.000      01/15/02             95               50,879
                    Groton Community Health                      0.000      07/15/12             70               13,786
                    Groton Community Health                     11.500      01/15/99             75               79,892
                    Lyons Community Health                       6.800      09/01/24          3,685            3,470,644
                    Monroe IDA (Genesee Hospital)                7.000      11/01/18          1,500            1,465,080
                    Newark/Wayne Community Hospital              5.875      01/15/33          4,750            4,165,988
                    NYC Health & Hospital                        6.300      02/15/20         32,925           29,536,688
                    NYC Health & Hospital LEVRRS                 5.752 (f)  02/15/11         12,500            9,846,250
                    NYS Medcare (St. Luke) IVRC                  5.266 (f)  05/12/05         22,000           14,245,000

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                  NYS Dorm (Brookhaven)                          8.700%     07/01/06    $       270  $         278,640
                  NYS Dorm (Cornwall Hospital)                   8.750      07/01/07            980          1,001,560
                  NYS Dorm (Crouse Irving)                      10.500      07/01/17            400            411,360
                  NYS Dorm (Department of Health)                7.250      07/01/11          3,750          3,812,063
                  NYS Dorm (Department of Health)                7.350      08/01/29             90             93,608
                  NYS Dorm (Highlands)                           6.600      02/01/34          4,455          4,251,540
                  NYS Dorm (James G. Johnson)                    5.750      08/01/23          4,100          3,474,422
                  NYS Dorm (Manhattan E,E&T)                    11.500      07/01/09          1,200          1,243,200
                  NYS Dorm (Montefiore)                          8.625      07/01/10            105            107,100
                  NYS Dorm (New Rochelle)                       10.000     01/01/10            260            266,760
                  NYS Dorm (Presbyterian)                        6.500      08/01/34          2,200          2,083,818
                  NYS Dorm (RGH) RITES                           4.384 (f)  08/15/33         12,750          8,179,763
                  NYS Dorm (Society Hospital)                    9.750      07/01/15          7,150          7,307,300
                  NYS Dorm (St. Vincent)                         7.750      07/15/15            150            152,100
                  NYS Dorm (White Plains Hospital)               8.500      07/01/06             30             30,750
                  NYS HFA (H&N)                                  6.875      11/01/11              5              4,950
                  NYS Medcare (Bronx Leb)                        7.100      02/15/27          6,015          5,822,580
                  NYS Medcare (Bronx Leb)                        7.100      02/15/27          2,050          2,060,906
                  NYS Medcare (Central Suffolk)                  6.125      11/01/16          5,810          5,167,763
                  NYS Medcare (Central Suffolk)                 10.125      01/15/24            850            869,550
                  NYS Medcare (Huntington)                       6.500      11/01/14          1,500          1,407,840
                  NYS Medcare (H&N)                              6.375      08/15/33          1,000            924,320
                  NYS Medcare (H&N)                              6.500      02/15/34          2,250          2,117,003
                  NYS Medcare (H&N)                              6.600      02/15/31            250            240,363
                  NYS Medcare (H&N)                              6.650      08/15/32          9,020          8,729,376
                  NYS Medcare (H&N)                              7.250      02/15/12             25             25,657
                  NYS Medcare (H&N)                              7.400      11/01/16          3,555          3,626,100
                  NYS Medcare (H&N)                              7.700      08/15/98 (p)        180            187,695
                  NYS Medcare (H&N)                              7.900      02/15/08             10             10,549
                  NYS Medcare (H&N)                              8.000      08/15/97 (p)          5               5,196
                  NYS Medcare (H&N)                              9.000      02/15/26             10             10,252
                  NYS Medcare (H&N)                              9.000      11/01/95              5              5,125
                  NYS Medcare (H&N)                              9.375      11/01/16          4,775          5,085,375
                  NYS Medcare (H&N)                             10.000      11/01/06          1,105          1,176,825
                  NYS Medcare (H&N)                             10.500      01/15/24             80             82,048
                  NYS Medcare (Insured Mtg. Nursing)             9.500      01/15/24            405            417,150
                  NYS Medcare (Insured Mtg.)                     6.450      08/15/34          4,000          3,736,080
                  NYS Medcare (Insured Mtg.)                     6.600      08/15/34          6,490          6,192,628
                  NYS Medcare (Mental Health)                    0.000      08/15/98 (p)        265             47,809
                  NYS Medcare (Mental Health)                    0.000      08/15/18            130             21,874
                  NYS Medcare (Mental Health)                    6.500      02/15/19            190            177,112
                  NYS Medcare (Mental Health)                    7.500      02/15/21            810            826,637
                  NYS Medcare (Mental Health)                    7.625      08/15/17            810            835,402
                  NYS Medcare (Mental Health)                    7.750      08/15/11             95             98,692
                  NYS Medcare (Mental Health)                    7.750      02/15/01 (p)        240            268,118
                  NYS Medcare (Mental Health)                    7.875      08/15/15            705            736,175
                  NYS Medcare (Mercy)                            9.500      11/01/03             30             30,600
                  NYS Medcare (Mercy)                            9.800      11/01/16            565            581,950
                  NYS Medcare (Nyack)                            8.200      11/01/04          3,000          3,176,070
                  NYS Medcare (Nyack)                            8.300      11/01/13          2,835          3,007,595
                  NYS Medcare (N. General)                       7.150      02/15/01             10             10,187
                  NYS Medcare (N. General)                       7.350      08/15/09          4,600          4,661,778
                  NYS Medcare (N. General)                       7.400      02/15/19          1,695          1,739,765
                  NYS Medcare (N. General)                      10.250      01/01/24          1,410          1,467,810
                  NYS Medcare (Secured Hospital)                 6.250      02/15/24          1,950          1,691,528

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                    NYS Medcare (St. Luke) RITES                 4.323 (f)  02/15/29    $    12,500   $      8,093,500
                    NYS Medcare (St. Luke) RITES                 4.381 (f)  02/15/29          8,400          5,438,832
                    NYS Medcare (St. Luke) RITES                 4.438 (f)  02/15/29          5,750          3,723,010
                    NYS Medcare (Vassar Brothers)                8.250      11/01/13          4,590          4,927,686
                    NYS Medcare (Wychoff)                        7.350      08/15/11             50             50,416
                    NYS Medcare (Wychoff)                        7.400      08/15/21          5,240          5,233,240
                    Oneida Healthcare Corp.                      7.100      08/01/11             10              9,774
                    Onondaga IDA (CGH)                           6.625      01/01/18          1,400          1,226,722
                    Onondaga IDA (Crouse Irving)                 7.800      01/01/03            220            234,214
                    Puerto Rico ITEME (Ryder Hospital)           6.400      05/01/09          1,045            990,514
                    Puerto Rico ITEME (Ryder Hospital)           6.700      05/01/24          5,250          4,973,273
                    Rensselaer Municipal Leasing Corp.           6.900      06/01/24         15,000         14,416,650
                    Syracuse IDA (St. Joseph's)                  7.500      06/01/18          3,770          3,875,296
                    Tompkins Health Care                         5.875      02/01/33          2,800          2,402,092
                    Tompkins Health Care                        10.800      02/01/28             25             30,014
                    Valley Health Devel.                        11.300      02/01/23             55             65,938
                    Yonkers IDA (St. Joseph's Hospital)          7.500      12/30/03          1,345          1,382,135
                    Yonkers IDA (St. Joseph's Hospital)          8.500      12/30/13          3,270          3,371,730
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL TAX       Albany GO                                    6.250      10/01/12            360            350,557
OBLIGATIONS         Lowville GO                                  7.200      09/15/05            100            102,993
11.5%               Lowville GO                                  7.200      09/15/07             75             76,554
$206,638,107        Lowville GO                                  7.200      09/15/12            100            102,509
                    Lowville GO                                  7.200      09/15/13            100            102,580
                    Lowville GO                                  7.200      09/15/14            100            102,646
                    Newburgh GO                                  7.100      09/15/07            185            184,819
                    Newburgh GO                                  7.100      09/15/08            185            184,811
                    Newburgh GO                                  7.150      09/15/10            150            149,139
                    Newburgh GO                                  7.150      09/15/09            180            180,623
                    Newburgh GO                                  7.200      09/15/12            155            154,822
                    Newburgh GO                                  7.200      09/15/11            155            154,826
                    Newburgh GO                                  7.250      09/15/13            160            153,661
                    Newburgh GO                                  7.250      09/15/14            155            147,208
                    NYC GO                                       0.000 (c)  05/15/14          1,690            855,478
                    NYC GO                                       0.000      05/15/11            270             82,450
                    NYC GO                                       0.000 (c)  08/15/96 (p)         60             48,602
                    NYC GO                                       0.000      11/15/11          4,990          1,457,679
                    NYC GO                                       0.000 (c)  08/01/15          1,000            493,300
                    NYC GO                                       0.000      05/15/12            200             56,144
                    NYC GO                                       0.000 (c)  08/01/14            500            241,895
                    NYC GO                                       0.000      05/15/10            250             81,713
                    NYC GO                                       0.000 (c)  10/01/15          1,000            472,730
                    NYC GO                                       0.000      08/01/08            740            283,908
                    NYC GO                                       0.000 (c)  08/15/16             70             44,298
                    NYC GO                                       0.000      08/01/11            940            280,440
                    NYC GO                                       5.625      08/01/17            300            248,793
                    NYC GO                                       6.000      08/01/11          2,495          2,245,475
                    NYC GO                                       6.250      08/01/20          2,000          1,798,420
                    NYC GO                                       6.250      08/01/16         12,545         11,491,345
                    NYC GO                                       6.750      10/01/15          2,000          1,932,700
                    NYC GO                                       7.000      10/01/13          3,375          3,388,500
                    NYC GO                                       7.000      02/01/15             30             29,850
                    NYC GO                                       7.000      02/01/10             25             25,735
                    NYC GO                                       7.000      02/01/22          4,600          4,566,466
                    NYC GO                                       7.000      02/01/20            650            645,392
                    NYC GO                                       7.000      10/01/12            625            628,069

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                    NYC GO                                       7.100%     02/01/11    $     1,765   $      1,787,204
                    NYC GO                                       7.100      02/01/09          1,000          1,012,580
                    NYC GO                                       7.100      02/01/10          4,000          4,050,280
                    NYC GO                                       7.200      02/01/14          4,000          4,121,600
                    NYC GO                                       7.200      02/01/15          2,800          2,844,464
                    NYC GO                                       7.400      02/01/02            330            350,156
                    NYC GO                                       7.500      08/15/20          6,180          6,338,270
                    NYC GO                                       7.500      02/01/03          2,000          2,126,820
                    NYC GO                                       7.500      08/01/20          7,500          7,692,225
                    NYC GO                                       7.500      08/01/21          1,000          1,023,590
                    NYC GO                                       7.500      08/01/19          1,865          1,916,455
                    NYC GO                                       7.500      02/01/18          1,500          1,540,395
                    NYC GO                                       7.500      02/01/16          3,000          3,084,390
                    NYC GO                                       7.625      02/01/14            270            277,946
                    NYC GO                                       7.625      02/01/13          3,845          3,958,158
                    NYC GO                                       7.750      02/01/10          1,500          1,551,900
                    NYC GO                                       7.750      08/15/13          1,000          1,036,250
                    NYC GO                                       7.750      02/01/13          6,000          6,246,300
                    NYC GO                                       7.750      08/15/17          2,050          2,130,975
                    NYC GO                                       7.750      08/15/12          1,000          1,039,500
                    NYC GO                                       8.000      08/15/01 (p)        245            279,261
                    NYC GO                                       8.000      03/15/16          1,000          1,121,620
                    NYC GO                                       8.000      08/01/18             45             48,383
                    NYC GO                                       8.000      08/15/01 (p)      1,390          1,584,378
                    NYC GO                                       8.000      08/15/21              5              5,377
                    NYC GO                                       8.000      08/15/20             10             10,754
                    NYC GO                                       8.250      11/15/20             20             21,816
                    NYC GO                                       8.250      08/01/01 (p)      1,590          1,833,032
                    NYC GO                                       8.250      08/01/13          1,450          1,578,021
                    NYC GO                                       8.250      08/01/14             35             38,090
                    NYC GO                                       8.250      11/15/15             80             87,265
                    NYC GO                                       8.250      08/01/12            125            136,036
                    NYC GO                                       8.250      11/15/01 (p)        920          1,065,176
                    NYC GO                                       8.250      11/15/01 (p)      2,760          3,195,500
                    NYC GO                                       8.250      11/15/01 (p)        180            208,404
                    NYC GO                                       8.250      11/15/18            240            261,794
                    NYC GO CARS                                  7.820 (f)  08/12/10         16,387         14,259,804
                    NYC GO CARS                                  7.820 (f)  09/01/11          8,387          7,260,626
                    NYC GO RIBS                                  6.015 (f)  08/01/09          6,200          4,769,040
                    NYC GO RIBS                                  6.015 (f)  08/01/10          4,200          3,183,306
                    NYC GO RIBS                                  6.113 (f)  08/27/15          3,050          2,198,501
                    NYC GO RIBS                                  6.113 (f)  08/22/13          5,400          3,968,406
                    NYC GO RIBS                                  7.549 (f)  08/08/13         13,150         10,207,688
                    NYC GO RITES                                 5.498 (f)  10/01/l1         15,000         14,139,450
                    Ocean Beach GO                               5.800      11/01/08            130            118,339
                    Ocean Beach GO                               5.875      11/01/10            130            119,496
                    Ocean Beach GO                               5.875      11/01/11            130            118,767
                    Ocean Beach GO                               5.875      11/01/12            130            118,041
                    Oneida County GO                             5.850      03/15/12            800            719,016
                    Oswego County GO (Res Rec)                   6.500      06/01/04          1,805          1,763,377
                    Puerto Rico GO RITES                         6.690 (f)  07/01/22          1,600          1,334,912
                    Puerto Rico GO YCN                           6,140 (f)  07/01/15          1,000            840,430
                    Puerto Rico GO YCN                           7.842 (f)  07/01/20         11,750          9,717,250
                    Roxbury CSD                                  5.600      08/01/08             50             45,340
                    Roxbury CSD                                  5.600      08/01/09             50             44,884

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                    Roxbury CSD                                  5.600%     08/01/10    $        50   $           44,683
                    Suffolk GO                                   6.375      11/01/16            725              683,849
                    Suffolk GO (Sewer)                           6.750      08/01/10             15               14,550
                    Troy GO TANS                                 7.250      02/01/95          3,550            3,550,923
                    V.I. Public Finance Auth.                    7.125      10/01/04          1,135            1,157,337
                    V.I. Public Finance Auth.                    7.250      10/01/18         25,475           24,907,162
                    V.I. Public Finance Auth.                    7.375      10/01/10          1,735            1,738,713
                    V.I. (GO/HUGO)                               7.750      10/01/06            440              462,722
------------------------------------------------------------------------------------------------------------------------
ELECTRIC AND        American Samoa Power Auth.                   6.800      09/01/00            400              409,556
GAS UTILITIES       American Samoa Power Auth.                   6.850      09/01/01            400              412,004
9.6%                American Samoa Power Auth.                   6.900      09/01/02            400              409,276
$171,127,738        American Samoa Power Auth.                   6.950      09/01/03            500              514,370
                    American Samoa Power Auth.                   7.000      09/01/04            500              497,165
                    American Samoa Power Auth.                   7.100      09/01/01            800              839,192
                    American Samoa Power Auth.                   7.200      09/01/02            800              832,864
                    Guam Power Auth.                             6.300      10/01/22          6,200            5,380,670
                    Guam Power Auth.                             6.750      10/01/24          3,500            3,295,180
                    NYS Energy & Research (Con Ed)               7.125      03/15/22            125              122,685
                    NYS Energy & Research (Con Ed)               7.375      07/01/24         15,500           15,770,630
                    NYS Energy & Research (Con Ed)               7.500      11/15/21            500              505,195
                    NYS Energy & Research (Con Ed)               7.750      01/01/24          1,730            1,770,759
                    NYS ERDA (Brooklyn Union Gas)                7.125      12/01/20            100              102,612
                    NYS ERDA (Brooklyn Union Gas) RIBS           5.856 (f)  07/08/26          3,000            2,321,940
                    NYS ERDA (Brooklyn Union Gas) RIBS           8.040 (f)  04/01/20          7,000            6,137,460
                    NYS ERDA (Brooklyn Union Gas) RIBS           9.421 (f)  07/15/26          9,300            8,451,375
                    NYS ERDA (Con Ed)                            6.000      03/15/28          1,920            1,664,621
                    NYS ERDA (Con Ed)                            7.250      11/01/24          8,495            8,513,689
                    NYS ERDA (LILCO)                             6.900      08/01/22          7,940            7,028,567
                    NYS ERDA (LILCO)                             6.900      08/01/22          5,275            4,669,536
                    NYS ERDA (LILCO)                             7.150      06/01/20          5,000            4,601,300
                    NYS ERDA (LILCO)                             7.150      02/01/22         15,500           14,239,540
                    NYS ERDA (LILCO)                             7.150      09/01/19         20,540           18,916,518
                    NYS ERDA (LILCO)                             7.150      12/01/20         16,650           15,314,004
                    NYS ERDA (LILCO)                             7.150      09/01/19         19,500           17,958,915
                    NYS ERDA (LILCO)                             7.150      02/01/22         13,920           12,788,026
                    NYS ERDA (LILCO)                             7.800      12/01/09             85               87,975
                    NYS ERDA (LILCO)                             8.250      10/01/97 (e)        100              101,500
                    NYS ERDA (RG&E)                              8.375      12/01/28             95              103,962
                    Puerto Rico Electric                         6.000      07/01/14             60               53,400
                    Puerto Rico Electric LEVRRS                  7.238 (f)  07/01/23         12,400           10,323,000
                    V.I. Water & Power Auth.                     7.400      07/01/11          6,665            6,990,252
------------------------------------------------------------------------------------------------------------------------
NON-PROFIT,         Albany IDA (Albany Rehabilitation)           8.375      06/01/23          1,055            1,122,172
OTHER               Beacon IDA (Craig House)                     9.000      07/01/11            220              224,950
8.3%                Bethany Retirement Home                      7.450      02/01/24          1,000            1,033,040
$148,957,114        Brookhaven IDA (Interdisciplinary School)    8.500      12/01/04            640              673,018
                    Brookhaven IDA (Interdisciplinary School)    9.500      12/01/19          3,220            3,381,322
                    Columbia IDA (ARC)                           7.750      06/01/05            820              856,646
                    Columbia IDA (ARC)                           8.650      06/01/18          2,660            2,789,622
                    Columbia IDA (Berkshire Farms)               6.900      12/15/04            895              863,693
                    Columbia IDA (Berkshire Farms)               7.500      12/15/14          1,855            1,843,536
                    Geneva IDA (FLCP)                            8.250      11/01/04            895              957,892
                    Islip IDA (Leeway School)                    9.000      08/01/21            990            1,051,152
                    Middleton IDA (Southwinds)                   8.375      03/01/18          3,740            3,838,287
                    Monroe IDA (DePaul Properties)               8.300      09/01/02            585              625,289
                    Monroe IDA (DePaul Properties)               8.800      09/01/21          4,605            4,932,323

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                      Monroe IDA (DePaul CF)                     6.450%     02/01/14    $       880   $        849,094
                      Monroe IDA (DePaul CF)                     6.500      02/01/24          1,285          1,199,509
                      Montgomery IDA (New Dimension)             8.900      05/01/16          1,160          1,247,220
                      Nassau IDA (ACLDD)                         8.125      10/01/22          2,725          2,861,986
                      NYC IDA (BHMS)                             8.400      09/01/02            285            302,576
                      NYC IDA (BHMS)                             8.900      09/01/11            660            695,257
                      NYC IDA (BHMS)                             9.200      09/01/21          1,690          1,796,757
                      NYC IDA (Blood Bank)                       7.200      05/01/12            500            490,790
                      NYC IDA (Blood Center)                     7.250      05/01/22          3,000          2,927,850
                      NYC IDA (Eden II)                          7.750      06/01/04            490            499,731
                      NYC IDA (Eden II)                          8.750      06/01/19          2,505          2,541,272
                      NYC IDA (EPG)                              7.500      07/30/03         10,355         10,765,058
                      NYC IDA (Graphic Artists)                  8.250      12/30/23          1,305          1,305,979
                      NYC IDA (Hebrew Academy)                  10.000      03/01/21          2,355          2,574,462
                      NYC IDA (JBFS)                             6.750      12/15/12          6,040          5,750,684
                      NYC IDA (Lighthouse)                       6.500      07/01/22          1,000            952,180
                      NYC IDA (NY Hostel Co)                     6.750      01/01/04          1,420          1,428,648
                      NYC IDA (NY Hostel Co)                     7.600      01/01/17          4,400          4,415,884
                      NYC IDA (OHEL)                             8.250      03/15/23          3,435          3,436,477
                      NYC IDA (PRFFP)                            7.000      10/01/16            815            811,275
                      NYC IDA (Psycho Therapy)                   9.625      04/01/10            805            881,201
                      NYC IDA (Summit School)                    7.250      12/01/04            220            214,982
                      NYC IDA (Summit School)                    8.250      12/01/24          1,485          1,491,534
                      Orange IDA (Glen Arden)                    8.250      01/01/02         18,000         17,999,820
                      Orange IDA (Glen Arden)                    8.875      01/01/25         20,985         20,864,966
                      Orange IDA (Mental)                        7.800      07/01/11            495            516,834
                      Saratoga IDA (ARC)                         8.400      03/01/13          1,395          1,409,899
                      Schenectady IDA (ASSC)                     6.400      05/01/14            500            441,580
                      Schenectady IDA (ASSC)                     6.450      05/01/24          2,655          2,492,567
                      Suffolk IDA (Devel. Disabilities)          7.375      03/01/03          1,250          1,260,988
                      Suffolk IDA (Devel. Disabilities)          8.750      03/01/23          9,675         10,161,749
                      Tompkins IDA (Kendall at Ithaca)           7.625      06/01/09            925            927,923
                      Tompkins IDA (Kendall at Ithaca)           7.875      06/01/24          5,000          4,998,550
                      Tompkins IDA (Kendall at Ithaca)           7.875      06/01/15          2,790          2,817,007
                      Wayne IDA (ARC)                            7.250      03/01/03            625            631,419
                      Wayne IDA (ARC)                            8.375      03/01/18          2,925          2,981,511
                      Westchester IDA (Clearview School)         9.375      01/01/21          1,530          1,676,926
                      Westchester IDA (JBFS)                     6.750      12/15/12          2,220          2,113,684
                      Yonkers IDA (Westchester)                  7.375      12/30/03            475            468,730
                      Yonkers IDA (Westchester)                  8.750      12/30/23          3,375          3,559,613
----------------------------------------------------------------------------------------------------------------------
RESOURCE              Babylon IDA (Ogden Martin)                 8.500      01/01/19            140            154,727
RECOVERY              Babylon IDA (Res Rec) (h)                  8.875 (d)  03/01/11          1,395            837,000
POLLUTION CONTROL     Franklin SWMA                              6.125      06/01/09          2,150          1,928,615
REVENUE               Franklin SWMA                              6.250      06/01/15          2,900          2,567,950
8.1%                  Hemstead IDA (Resco)                       7.400      12/01/10          4,020          4,127,173
$145,756,050          Islip Res Rec                              6.125      07/01/13          2,100          1,943,718
                      NYS Envir (Huntington)                     7.500      10/01/12         46,100         46,355,855
                      Onondaga Res Rec                           6.875      05/01/06         11,150         10,429,153
                      Onondaga Res Rec                           7.000      05/01/15         53,400         48,867,942
                      Peekskill IDA (Karta)                      9.000      07/01/10          2,199          2,341,946
                      Warren/Washington IDA (NAP)                8.375      09/15/05          1,415          1,513,102
                      Warren/Washington IDA (Res Rec)            8.000      12/15/12          8,230          7,796,197
                      Warren/Washington IDA (Res Rec)            8.200      12/15/10          8,500          8,221,455
                      Warren/Washington IDA (Res Rec)            8.200      12/01/10          8,965          8,671,217

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
HOUSING,            NYS (SONYMA) Mortgage, 1st Series            0.000%     10/01/14    $        40   $          6,566
SINGLE FAMILY       NYS (SONYMA) Mortgage, 5th Series            0.000      10/01/01            125             65,764
6.7%                NYS (SONYMA) Mortgage, 5th Series            0.000      10/01/99             90             58,043
$119,157,007        NYS (SONYMA) Mortgage, 5th Series            0.000      04/01/01             60             33,129
                    NYS (SONYMA) Mortgage, 5th Series            0.000      10/01/00             70             40,899
                    NYS (SONYMA) Mortgage, 5th Series            0.000      04/01/00             60             36,858
                    NYS (SONYMA) Mortgage, 5th Series            0.000      04/01/99             80             53,921
                    NYS (SONYMA) Mortgage, 5th Series            9,625      10/01/05             15             15,530
                    NYS (SONYMA) Mortgage, 6th Series            0.000      04/01/01             20             11,382
                    NYS (SONYMA) Mortgage, 6th Series            0.000 (c)  04/01/10          4,190          3,675,049
                    NYS (SONYMA) Mortgage, 7th Series            0.000      04/01/01            105             62,042
                    NYS (SONYMA) Mortgage, 7th Series            0.000      10/01/01            460            260,351
                    NYS (SONYMA) Mortgage, 7th Series            0.000      10/01/02            160             82,696
                    NYS (SONYMA) Mortgage, 7th Series            0.000 (c)  10/01/14          1,820          1,381,562
                    NYS (SONYMA) Mortgage, 7th Series            0.000      04/01/00            105             67,721
                    NYS (SONYMA) Mortgage, 7th Series            0.000      04/01/02             85             46,017
                    NYS (SONYMA) Mortgage, 8th Series            8.100      10/01/17             80             82,491
                    NYS (SONYMA) Mortgage, 8th Series            8,400      10/01/17            170            177,574
                    NYS (SONYMA) Mortgage, 8th Series            8.300      10/01/06             35             36,421
                    NYS (SONYMA) Mortgage, 9th Series            7.300      04/01/17            185            188,254
                    NYS (SONYMA) Mortgage, 9th Series            8.300      10/01/17             10             10,390
                    NYS (SONYMA) Mortgage, 9th Series            8.375      04/01/18             20             20,991
                    NYS (SONYMA) Mortgage, Series 1              0.000      10/01/98            100             73,528
                    NYS (SONYMA) Mortgage, Series 2              0.000      10/01/14         13,125          2,099,344
                    NYS (SONYMA) Mortgage, Series 8-D            8.200      10/01/06            100            103,763
                    NYS (SONYMA) Mortgage, Series 12             0.000 (c)  04/01/17            620            511,934
                    NYS (SONYMA) Mortgage, Series 27             6.450      04/01/04             25             25,049
                    NYS (SONYMA) Mortgage, Series 28             7.050      10/01/23          8,250          8,173,440
                    NYS (SONYMA) Mortgage, Series 30-A           4.375      10/01/23             15             11,250
                    NYS (SONYMA) Mortgage, Series 30-B           6.650      10/01/25         12,505         11,803,344
                    NYS (SONYMA) Mortgage, Series 36-A           6.625      04/01/25         11,500         10,788,265
                    NYS (SONYMA) Mortgage, Series 38 RITES       5.116 (f)  04/01/25         14,020          9,778,950
                    NYS (SONYMA) Mortgage, Series 40-A           6.700      04/01/25          6,435          6,096,390
                    NYS (SONYMA) Mortgage, Series 40-B           6.600      04/01/25          5,720          5,439,949
                    NYS (SONYMA) Mortgage, Series 42             6.650      04/01/26         13,600         12,882,192
                    NYS (SONYMA) Mortgage, Series 8-A            6.875      04/01/17            115            110,621
                    NYS (SONYMA) Mortgage, Series 8-F            8.000      10/01/17             60             61,549
                    NYS (SONYMA) Mortgage, Series BB-2           7.950      10/01/15            150            153,710
                    NYS (SONYMA) Mortgage, Series EE             7.750      10/01/10             95             98,423
                    NYS (SONYMA) Mortgage, Series EE-1           8.000      10/01/10             45             46,824
                    NYS (SONYMA) Mortgage, Series EE-2           7.450      10/01/10            100            101,911
                    NYS (SONYMA) Mortgage, Series EE-2           7.500      04/01/16             40             41,201
                    NYS (SONYMA) Mortgage, Series EE-3           7.700      10/01/10            275            280,671
                    NYS (SONYMA) Mortgage, Series EE-3           7.750      04/01/16             15             15,471
                    NYS (SONYMA) Mortgage, Series GG             7.600      10/01/18            215            219,300
                    NYS (SONYMA) Mortgage, Series GG             8.125      10/01/17            295            306,726
                    NYS (SONYMA) Mortgage, Series GG             8.125      04/01/20            210            217,071
                    NYS (SONYMA) Mortgage, Series HH-1           7.875      10/01/21             10             10,200
                    NYS (SONYMA) Mortgage, Series HH-1           8.200      10/01/09          3,190          3,310,423
                    NYS (SONYMA) Mortgage, Series HH-1           8.250      04/01/22             55             58,256
                    NYS (SONYMA) Mortgage, Series HH-2           7.600      10/01/21             50             51,167
                    NYS (SONYMA) Mortgage, Series HH-2           7.700      10/01/09            450            465,818
                    NYS (SONYMA) Mortgage, Series HH-2           7.850      04/01/22             40             41,607
                    NYS (SONYMA) Mortgage, Series HH-3           7.600      10/01/21            485            493,643
                    NYS (SONYMA) Mortgage, Series HH-3           7.875      10/01/09            300            314,835

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                      NYS (SONYMA) Mortgage, Series HH-3         7.950%     04/01/22    $       435   $        448,863
                      NYS (SONYMA) Mortgage, Series HH-4         7.700      10/01/21             40             41,324
                      NYS (SONYMA) Mortgage, Series HH-4         8.050      04/01/22             70             73,543
                      NYS (SONYMA) Mortgage, Series II           0.000      04/01/08            170             63,998
                      NYS (SONYMA) Mortgage, Series II           0.000      04/01/05            100             47,900
                      NYS (SONYMA) Mortgage, Series Il           0.000      01/01/06             90             39,977
                      NYS (SONYMA) Mortgage, Series II           0.000      10/01/09            480            161,088
                      NYS (SONYMA) Mortgage, Series II           0.000      10/01/07            100             39,142
                      NYS (SONYMA) Mortgage, Series II           0.000      10/01/08            120             43,806
                      NYS (SONYMA) Mortgage, Series II           0.000      04/01/20          1,285            173,758
                      NYS (SONYMA) Mortgage, Series JJ           7.500      10/01/17            375            384,206
                      NYS (SONYMA) Mortgage, Series KK           7.650      04/01/19            125            128,898
                      NYS (SONYMA) Mortgage, Series KK           7.800      10/01/20            230            239,304
                      NYS (SONYMA) Mortgage, Series MM-1         7.500      04/01/13             85             86,636
                      NYS (SONYMA) Mortgage, Series MM-1         7.750      10/01/05             25             25,954
                      NYS (SONYMA) Mortgage, Series MM-2         7.700      04/01/05            100            105,043
                      NYS (SONYMA) Mortgage, Series NN           7.550      10/01/17             35             36,437
                      NYS (SONYMA) Mortgage, Series RR           7.700      10/01/10             90             92,978
                      NYS (SONYMA) Mortgage, Series RR           7.750      10/01/17             80             82,446
                      NYS (SONYMA) Mortgage, Series SS           7.500      10/01/19            505            515,100
                      NYS (SONYMA) Mortgage, Series TT           6.950      10/01/02              5              5,053
                      NYS (SONYMA) Mortgage, Series UU           7.150      10/01/22            130            132,600
                      NYS (SONYMA) Mortgage, Series UU           7.750      10/01/23          1,370          1,419,484
                      NYS (SONYMA) Mortgage, Series VV           0.000      10/01/23        119,242         14,169,527
                      NYS (SONYMA) Mortgage, Series VV           7.375      10/01/11            195            198,102
                      Puerto Rico HFA                            0.000      08/01/26          8,690          1,002,739
                      Puerto Rico HFA                            6.850      10/15/24          2,500          2,502,825
                      Puerto Rico HFA                            7.650      10/15/22             35             36,442
                      Puerto Rico HFA BULLS                      6.662 (f)  08/01/14          5,750          5,371,018
                      Puerto Rico HFA RIBS                       8.785 (f)  08/04/25         14,500         10,888,340
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION        Albany IDA (Port of Albany)                7.250      02/01/24          1,395          1,344,278
6.6%                  Guam Airport                               6.500      10/01/23          1,500          1,343,175
$119,011,134          Guam Airport                               6.600      10/01/10          1,230          1,152,178
                      Guam Airport                               6.700      10/01/23         41,805         38,425,902
                      MTA YCR                                    5.405 (f)  07/01/13          9,400          7,181,036
                      MTA YCR                                    5.405 (f)  07/01/22          3,000          2,181,450
                      MTA (Transit) IVRC                         4.929 (f)  07/01/11         10,000          7,762,500
                      NYC IDA (Amer. Airlines)                   6.900      08/01/24         19,160         17,442,306
                      NYC IDA (Amer. Airlines)                   7.750      07/01/19          1,795          1,810,347
                      NYC IDA (Amer. Airlines)                   8.000      07/01/20          3,310          3,377,656
                      NYS Thruway                                0.000      01/01/04          2,000          1,086,120
                      NYS Thruway                                0.000      01/01/05            260            131,300
                      NYS Thruway                                0.000      01/01/03          1,000            583,410
                      Port Auth. NY/NJ                           0.000 (c)  12/01/14             25             21,333
                      Port Auth. NY/NJ                           8.250      04/01/23             30             30,750
                      Port Auth. NY/NJ 76th Series               6.500      11/01/26             60             55,899
                      Port Auth. NY/NJ (US Air)                  9.000      12/01/06          6,685          7,201,149
                      Port Auth. NY/NJ (US Air)                  9.000      12/01/10            415            447,042
                      Port Auth. NY/NJ (US Air)                  9.125      12/01/15         22,280         24,131,245
                      Puerto Rico Port Auth.                     7.300      07/01/07             30             30,600
                      V.I. Port Auth. (CEK Airport)              8.100      10/01/05          1,670          1,773,974
                      Westchester IDA (Airport Assoc.)           5.950      08/01/24          1,720          1,497,484

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AND      Albany IDA (Upper Hudson Library)            8.750%     05/01/07    $       250   $          271,105
PUBLIC FACILITIES   Albany IDA (Upper Hudson Library)            8.750      05/01/22            955            1,040,893
6.5%                Albany Parking Auth.                         0.000      11/01/17          1,770              344,336
$117,120,804        Babylon IDA (WWH Ambulance)                  7.375      09/15/08          1,330            1,346,386
                    Clifton Park COP (Clifton Commons)           8.500      08/01/08            985            1,047,134
                    Franklin IDA (Correctional Facilities)       6.750      11/01/12          2,790            2,697,205
                    Monroe COP                                   8.050      01/01/11            500              522,265
                    NYS COP (BOCES)                              7.875      10/01/00          1,120            1,181,634
                    NYS COP (Hanson Redevelopment)               8.250      11/01/01            250              262,495
                    NYS COP (John Jay College)                   7.250      08/15/07             70               71,516
                    NYS Dorm (Suffolk-Judicial)                  9.500      04/15/14         14,200           16,699,200
                    NYS UDC                                      0.000      01/01/08          6,360            2,583,750
                    NYS UDC                                      0.000      01/01/10         33,590           11,709,810
                    NYS UDC                                      0.000      01/01/10          1,250              438,288
                    NYS UDC                                      0.000      01/01/09         25,160            9,460,412
                    NYS UDC                                      0.000      01/01/09          1,250              473,188
                    NYS UDC                                      0.000      01/01/11         97,405           31,119,923
                    NYS UDC                                      0.000      01/01/03             15                8,785
                    NYS UDC                                      0.000      01/01/98 (p)        235               42,356
                    NYS UDC                                      0.000      01/01/08            900              367,929
                    NYS UDC                                      0.000      01/01/11             80               27,021
                    NYS UDC                                      7.500      04/01/20         10,725           10,994,412
                    NYS UDC                                      7.500      01/01/01 (p)      4,000            4,433,880
                    NYS UDC                                      7.500      04/01/11            305              312,091
                    NYS UDC                                      7.750      01/01/00 (p)        385              428,667
                    NYS UDC                                      9.375      09/01/99            670              695,460
                    Schroon Lake Fire District                   7.250      03/01/09            630              623,870
                    Troy IDA (City of Troy)                      8.000      03/15/12          3,250            3,336,548
                    Troy IDA (City of Troy)                      8.000      03/15/22         13,250           13,602,980
                    Vigilant EHL (Thomatson)                     7.500      11/01/12            950              977,265
------------------------------------------------------------------------------------------------------------------------
WATER AND           Erie County Water Revenue 4th Series         0.000      12/01/17         12,590            2,423,953
TELEPHONE           Montgomery/IDA (Amsterdam)                   7.250      01/01/19          5,860            5,840,193
UTILITIES           NYC Municipal Water Finance Auth. IVRC       5.942 (f)  06/15/17         30,000           25,012,500
3.9%                NYS Envir (Consolidated Water)               7.150      11/01/14          1,840            1,706,066
$70,606,259         NYS Envir (Jamaica Water)                   11.000      08/01/03          2,240            2,357,331
                    NYS Envir (L.I. Water)                      10.000      10/01/17            500              558,195
                    NYS Envir (NYS Water Svc)                    8.375      01/15/20          7,500            8,053,875
                    Puerto Rico Telephone Auth. RIBS             6.403 (f)  01/01/20         10,000            8,442,500
                    Puerto Rico Telephone Auth. RIBS             6.458 (f)  01/01/15          2,700            2,025,000
                    St. Lawrence County (Solid Waste)            8.250      01/01/02             10               10,771
                    St. Lawrence County (Solid Waste)            8.875      01/01/08            100              108,806
                    Suffolk IDA (Ocean Park Water)               7.500      11/01/22            715              727,620
                    V.I. Water & Power Auth.                     7.600      01/01/12          6,850            6,961,313
                    V.I. Water & Power Auth.                     8.500      01/01/10          5,900            6,378,136
------------------------------------------------------------------------------------------------------------------------
NON-PROFIT,         Allegany IDA (Alfred University)             7.500      09/01/11         10,070           10,418,019
HIGHER EDUCATION    Brookhaven IDA (Dowling College)             6.750      03/01/23          6,965            6,772,000
3.6%                Cattaraugus IDA (St. Bonaventure)            8.300      12/01/10          9,155            9,771,223
$64,627,427         Dutchess IDA (Bard College)                  7.000      11/01/17          3,500            3,448,585
                    Erie IDA (Medaille College)                  8.000      12/30/22          3,230            3,220,698
                    Monroe IDA (Roberts Wesleyan College)        7.400      09/01/11          2,015            2,090,663
                    New Rochelle IDA (CNR)                       6.750      07/01/22          3,000            2,812,140
                    NYC IDA (MMC)                                7.000      07/01/23          3,700            3,569,612
                    NYS Dorm (City U)                            0.000      07/01/18 (p)        205               35,246
                    NYS Dorm (City U)                            6.500      07/01/16            150              136,178
                    NYS Dorm (City U)                            7.875      07/01/00 (p)        425              475,877

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
                    NYS Dorm (City U)                           10.000%     07/0l/02     $       65   $         67,583
                    NYS Dorm (State U)                           0.000      05/15/07             50             21,216
                    NYS Dorm (State U)                           7.000      05/15/16            165            163,357
                    NYS Dorm (St. Thomas Aquinas)                6.250      07/0l/14          1,100          1,008,579
                    NYS Dorm (UCC)                               7.300      07/01/01 (p)      2,000          2,207,660
                    NYS Dorm (UCC)                               7.750      07/01/18 (p)        135            147,559
                    Puerto Rico ITEME (Polytech University)      5.700      08/01/13              5              4,188
                    Rockland IDA (DC)                            8.000      03/01/13          2,090          2,120,075
                    Suffolk IDA (Dowling College)                6.625      06/01/24          2,000          1,862,360
                    Suffolk IDA (Dowling College)                8.250      12/01/20            990          1,057,261
                    University of V. I.                          7.250      10/01/04          1,205          1,229,775
                    University of V. I.                          7.700      10/01/19          3,570          3,569,357
                    University of V. I.                          7.750      10/01/24          5,175          5,174,069
                    Yates IDA (Keuka College)                    8.750      08/01/15          2,000          2,054,200
                    Yates IDA (Keuka College)                    9.000      08/01/11          1,095          1,189,947
----------------------------------------------------------------------------------------------------------------------
MANUFACTURING,      Brookhaven IDA (Farber)                      6.375 (g)  12/01/02            870            861,300
DURABLE GOODS       Brookhaven IDA (Farber)                      6.375 (g)  12/01/04            490            475,300
3.0%                Brookhaven IDA (Modular Devices)             7.000      11/01/95            100            100,155
$52,998,331         Brookhaven IDA (Modular Devices)             7.375      11/01/96            235            235,092
                    Broome IDA (Simulator)                       8.250      01/01/02          1,010          1,084,336
                    Cattaraugus IDA (Cherry Creek)               9.800      09/01/10          2,105          2,381,113
                    City of Port Jervis (Future Home Tech)      10.000      11/01/08            780            885,846
                    Cortland IDA (Paul Bunyon Products)          8.000      07/01/00            140            152,530
                    Erie IDA (Great Lakes Orthodontic)          12.099      05/01/00            184            200,754
                    Herkimer IDA (Burrows Paper)                 8.000      01/01/09          1,440          1,399,982
                    Monroe IDA (Brazill Merk)                    7.900      12/15/14          3,080          3,246,690
                    Monroe IDA (Melles Griot)                    9.500      12/01/09          1,675          1,804,796
                    Montgomery IDA (Breton Industries)           8.150      04/01/10            590            640,947
                    Nassau IDA (Structural Industries)           7.750      02/01/12            500            520,810
                    NYC IDA (Display Creations)                  9.250      06/01/97 (b)      2,200          2,319,526
                    NYC IDA (HiTech Res Rec)                     8.750      08/01/08            480            514,742
                    NYC IDA (HiTech Res Rec)                     9.250      08/01/08            695            730,966
                    NYC IDA (House of Spices)                    9.000      10/15/01            635            681,120
                    NYC IDA (House of Spices)                    9.250      10/15/11          2,140          2,280,726
                    NYC IDA (Nekboh)                             9.625      05/01/11          6,300          6,733,881
                    NYC IDA (Penguin Air Conditioning)          12.222      12/01/99            279            304,394
                    NYC IDA (Pop Display)                        6.750      12/15/04          1,365          1,349,494
                    NYC IDA (Pop Display)                        7.900      12/15/14          2,645          2,653,438
                    NYC IDA (Priority Mailers)                   9.000      03/01/10          1,910          2,012,070
                    NYC IDA (Quality Braid)                      8.500      04/30/00            560            599,256
                    NYC IDA (Quality Braid)                      8.950      01/30/16          4,555          4,992,599
                    NYC IDA (Ultimate Display)                   8.750      10/15/00            420            446,796
                    NYC IDA (Ultimate Display)                   9.000      10/15/11          1,910          1,987,030
                    Onondaga IDA (Coltec)                        7.250      06/01/08            520            499,200
                    Onondaga IDA (Coltec)                        9.875      10/01/10            625            650,000
                    Onondaga IDA (Gear Motion)                   8.400      12/15/01            820            858,966
                    Onondaga IDA (Gear Motion)                   8.900      12/15/11          1,820          1,994,174
                    Peekskill IDA (Wenco)                        8.875      12/01/08          1,130          1,180,816
                    Rensselaer IDA (MMP)                         8.500      12/15/02             20             21,123
                    Suffolk IDA (Marbar Assoc)                   8.300      03/01/08            190            198,294
                    Suffolk IDA (Marbar Assoc)                   8.300      03/01/09            190            197,646
                    Suffolk IDA (Microwave Power)                7.750      06/30/02            425            453,186
                    Suffolk IDA (Microwave Power)                8.500      06/30/22          4,320          4,579,200
                    Syracuse IDA (Piscitell Stone)               8.400      12/01/11            725            770,037

ROCHESTER FUND MUNICIPALS
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1994


                                                                                         Face Amount
                      Description                                Coupon     Maturity    (000) omitted       Market Value
------------------------------------------------------------------------------------------------------------------------
PRIVATE LEASE         Albany IDA (100 State Street)              8.750%     12/31/10    $     2,500       $    2,524,300
REVENUE               Albany IDA (Kenwood Associates)            9.250      09/01/10          2,815            3,127,437
1.4%                  Broome IDA (Industrial Park)               7.550      12/01/00            190              195,700
$24,406,631           Broome IDA (Industrial Park)               7.600      12/01/01            195              200,850
                      Erie IDA (Air Cargo)                       8.250      10/01/07          1,610            1,639,785
                      Erie IDA (Air Cargo)                       8.500      10/01/15          2,380            2,548,385
                      Erie IDA (Prudential Associates)           8.100      06/01/95            100              100,723
                      Fulton IDA (Crossroads Incubator)          8.500      12/15/98 (a)        160              163,840
                      Hudson IDA (Northside)                     9.000      12/01/09            490              559,830
                      Islip IDA (WJL Realty)                     7.800      03/01/03             50               52,182
                      Islip IDA (WJL Realty)                     7.850      03/01/04            100              104,578
                      Islip IDA (WJL Realty)                     7.900      03/01/05            100              104,791
                      Islip IDA (WJL Realty)                     7.950      03/01/10            500              528,355
                      Monroe IDA (Canal Ponds)                   7.000      06/15/13            900              885,339
                      Monroe IDA (Cottrone Devel.)               9.500      12/01/10          2,507            2,822,112
                      Monroe IDA (Morrell/Morrell)               7.000      12/01/07          2,389            2,319,815
                      Monroe IDA (West End Business)             6.750      12/01/04            625              618,231
                      Monroe IDA (West End Business)             6.750      12/01/04            155              153,321
                      Monroe IDA (West End Business)             8.000      12/01/14          1,375            1,371,989
                      Monroe IDA (West End Business)             8.000      12/01/14            345              348,574
                      Niagara IDA (Maryland Maple)              10.250      11/15/09          1,165            1,251,664
                      Suffolk IDA (Rimland Facilities)           6.375 (g)  12/01/09          1,670            1,624,376
                      Syracuse IDA (Rockwest Center)             8.000      06/01/13          1,150            1,160,454
------------------------------------------------------------------------------------------------------------------------
SERVICE               Albany IDA (Albany Golf)                   7.500      05/01/12            400              399,408
COMPANIES             Auburn IDA (Wegmans)                       7.250      12/01/98            246              249,807
0.9%                  Dutchess IDA (Merchants Press)             7.950      06/30/02          1,800            1,839,600
$16,893,221           Dutchess IDA (Merchants Press)             9.000      06/30/22          4,590            4,670,922
                      Erie IDA (Affordable Hospitality)          9.250      12/01/15          3,765            4,028,550
                      Monroe IDA (De Carolis)                    7.500      01/30/05            469              471,160
                      Niagara IDA (Sevenson Hotel)               6.600      05/01/07          1,900            1,827,678
                      NYC IDA (Loehmanns)                        9.500      12/31/04            580              597,400
                      Oswego IDA (Riverside) (h)                 9.000 (d)  12/01/96            100               60,000
                      Syracuse IDA (Genesee Inn) (h)            10.000 (d)  05/01/05          2,701            1,620,439
                      Yonkers Parking Auth.                      7.750      12/01/04          1,115            1,128,257
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING,        Monroe IDA (Cohber)                        7.550      12/01/01             10               10,721
NON-DURABLE           Monroe IDA (Cohber)                        7.650      12/01/02             10               10,683
Goods                 Monroe IDA (Cohber)                        7.700      12/01/03             10               10,700
0.2%                  Monroe IDA (Cohber)                        7.850      12/01/09            170              184,637
$2,972,881            Ulster IDA (Brooklyn Bottling)             7.800      06/30/02            725              752,246
                      Ulster IDA (Brooklyn Bottling)             8.600      06/30/22          1,915            2,003,894
                                                                                                          --------------
Total municipal bond investments (cost $1,896,501,659)                                      (100.3%)      $1,797,554,977

Other assets and liabilities (net)                                                           (-0.3%)          (6,255,924)
                                                                                                          --------------
Net assets at market                                                                        (100.0%)      $1,791,299,053
                                                                                                          ==============
Net asset value per share (109,859,283 shares outstanding)                                                        $16.31
                                                                                                          ==============

--------
(a) Date of mandatory put; final maturity 12/15/2008.
(b) Date of mandatory put; final maturity 6/1/2008.
(c) Security will convert to a fixed coupon at a future date prior to maturity.
(d) Partial-income producing security.
(e) Date of optional put; final maturity 10/1/2012.
(f) Interest rate is subject to change periodically and inversely to the prevailing market rate. The interest rate shown is the rate in effect at December 31, 1994.
(g) Variable rate security that fluctuates as a percentage of prime rate.
(h) Fair valued security.
(p) Date of pre-refunded call.



                 See accompanying notes to financial statements.

PORTFOLIO ABBREVIATIONS

To simplify the listings of Rochester Fund Municipals' holdings in the Portfolio of Investments, we have abbreviated the descriptions of many of the securities per the table below:



ACLDD    Adults and Children with Learning             H&N         Hospital and Nursing
           and Developmental Disabilities              IDA         Industrial Development Authority
ARC      Association of Retarded Citizens              ITEME       Industrial Tourist Educational Medical
ASSC     Annie Schaffer Senior Center                                and Environmental
BHMS     Brooklyn Heights Montessori School            IVRC        Inverse Variable Rate Certificate
BOCES    Board of Cooperative Educational Services     JBFS        Jewish Board Family Services
CARS     Complimentary Auction Rate Security           LEVRRS      Leveraged Reverse Rate Security
CDC      Community Development Corporation             LILCO       Long Island Lighting Corporation
CEK      Cyril E. King                                 MMC         Marymount Manhattan College
CF       Community Facilities                          MMP         Millbrook Millwork Project
CGH      Community General Hospital                    MTA         Metropolitan Transit Authority
CNR      College of New Rochelle                       NAP         North American Plastics
COP      Certificate of Participation                  PRFFP       Puerto Rico Family Foundation Project
CSD      Central School District                       Res Rec     Resource Recovery Facility
DC       Dominican College                             RGH         Rochester General Hospital
EHC      Elderly Housing Corporation                   RG&E        Rochester Gas & Electric
EHL      Engine Hook & Ladder                          RIBS        Residual Interest Bonds
EPG      Elmhurst Parking Garage                       RITES       Residual Interest Tax Exempt Security
ERDA     Energy Research and Development Authority     SONYMA      State of New York Mortgage Agency
E,E&T    Ear, Eye and Throat                           SWMA        Solid Waste Management Authority
FLCP     Finger Lakes Cerebral Palsy                   TANS        Tax Anticipation Notes
GO       General Obligation                            UCC         Upstate Community College
HB&F     Housing Bank and Finance                      UDC         Urban Development Corporation
HDC      Housing Development Corporation               UFA         Utica Free Academy
HELP     Homeless Economic Loan Program                WWH         Wyandach/Wheatley Heights
HFA      Housing Finance Agency                        YCN         Yield Curve Note
HFC      Housing Finance Corporation                   YCR         Yield Curve Receipt
HHRH     Historic Hudson River Heritage                V.I.        United States Virgin Islands

==========================================================================================================

                             ASSET COMPOSITION TABLE

                          DECEMBER 31, 1994 (Unaudited)
                     (As a percentage of total investments)

                                         Percentage
                          Rating       of Investments
                          ---------------------------
                          AAA .........     17.7%
                          AA ..........     15.6%
                          A ...........     18.7%
                          BBB .........     31.7%
                          BB ..........      1.6%
                          B ...........      1.8%
                          CCC .........      0.0%
                          CC ..........      0.0%
                          C ...........      0.0%
                          Not Rated ...     12.9%
                                           ------
                          Total .......    100.0%
                                           ======

All unrated bonds are backed by mortgage liens and guarantees by the issuer. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment grade rating by the Investment Policy Committee of the Board of Trustees, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Investment Policy Committee, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade are included in the "Not Rated" category. For further information see "Credit Quality" in the Prospectus.

                            ROCHESTER FUND MUNICIPALS
-------------------------------------------------------------------------------
            STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 1994

ASSETS
  Investments at market (Cost $1,896,501,659) ...........        $1,797,554,977
  Interest receivable ...................................            32,495,185
  Receivable for capital shares sold ....................             4,172,736
  Receivable for investments sold .......................             2,680,946
  Other assets ..........................................             2,857,903
                                                                 --------------
    Total assets ........................................         1,839,761,747
                                                                 --------------

LIABILITIES
  Payable for investments purchased .....................            21,673,718
  Payable for capital shares repurchased ................            11,487,672
  Demand note payable to Bank Interest at prime
    (8.50% at 12/31/94) .................................            15,082,550
  Other liabilities .....................................               218,754
                                                                 --------------
    Total liabilities ...................................            48,462,694
                                                                 --------------
  NET ASSETS ............................................        $1,791,299,053
                                                                 ==============
REPRESENTED BY
  Paid in capital .......................................        $1,933,385,654
  Undistributed net investment income ...................             1,863,208
  Accumulated net realized loss on
    investment transactions .............................           (45,003,127)
  Net unrealized depreciation of investments ............           (98,946,682)
                                                                 --------------
  Total -- Representing net assets
    applicable to capital shares outstanding ............        $1,791,299,053
                                                                 ==============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
  Net asset value and redemption
    price per share ($1,791,299,053
    divided by 109,859,283 shares) ....................                  $16.31
                                                                 ==============
    Offering price pet share (100/96 of $16.31)* ........                $16.99
                                                                 ==============

* On single retail sales of less than $100,000. On sales of Sl00,000 or more and on group sales the offering price is reduced.

-------------------------------------------------------------------------------

                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 1994

INVESTMENT INCOME:
  Interest ............................................            $134,473,542
                                                                   ------------
EXPENSES:
  Management fees .....................................               7,562,948
  Distribution fees ...................................               3,150,402
  Shareholder servicing agent fees ....................               1,152,456
  Accounting and auditing .............................                 603,122
  Shareholder communications ..........................                 289,608
  Registration fees ...................................                 278,930
  Custodian fees ......................................                 174,256
  Trustees' fees ......................................                  80,600
  Legal fees ..........................................                  47,654
  Miscellaneous .......................................                 199,137
  Interest ............................................               2,051,652
                                                                  -------------
    Total expenses ....................................              15,590,765
                                                                  -------------
Net investment income .................................             118,882,777
                                                                  -------------
REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
  Net realized loss on investments ....................             (40,072,783)
  Net decrease in unrealized
    appreciation of investments .......................            (243,302,977)
                                                                  -------------
Net loss on investments ...............................            (283,375,760)
                                                                  -------------
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................           ($164,492,983)
                                                                  =============


                       STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended December 31,
                                            -----------------------------------
                                                 1994                 1993
                                            ---------------     ---------------
(Decrease) increase in net assets --
Operations:
  Net investment income ................    $   118,882,777     $    89,621,303
  Net realized loss
    from security transactions .........        (40,072,783)         (2,075,710)
  (Decrease) increase in unrealized
    appreciation .......................       (243,302,977)         96,868,956
                                            ---------------     ---------------
(Decrease) increase in net assets
  resulting from operations ............       (164,492,983)        184,414,549
                                            ---------------     ---------------
Distributions to shareholders from:
  Net investment income ................       (120,341,434)        (89,611,310)
                                            ---------------     ---------------
Fund share transactions:
  Net proceeds from shares sold ........        476,656,393         753,078,059
  Value of shares issued in
    reinvestment of distributions ......         61,703,204          41,498,116
  Cost of shares repurchased ...........       (256,321,686)        (92,314,246)
                                            ---------------     ---------------
  Increase in net assets derived
    from Fund share transactions .......        282,037,911         702,261,929
                                            ---------------     ---------------
(Decrease) increase in net assets ......         (2,796,506)        797,065,168
Net assets:
Beginning of year ......................      1,794,095,559         997,030,391
                                            ---------------     ---------------
End of year (including undistributed
  net investment income of $1,863,208 --
  1994 and $3,321,865 -- 1993) .........    $ 1,791,299,053     $ 1,794,095,559
                                            ===============     ===============

                See accompanying notes to financial statements.

ROCHESTER FUND MUNICIPALS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1994

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES:

Rochester Fund Municipals (the "Fund") was organized as a corporation under the laws of New York State in 1928. The Fund was registered in December, 1982 under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Shareholders voted for the Fund's reclassification to an open-end investment company (mutual fund) on March 27, 1986, when they also approved the name change from Martek Investors, Inc. to Rochester Fund Municipals, Inc. In April, 1992, the Fund received shareholder approval to reorganize from a New York corporation to a Massachusetts business trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

SECURITY VALUATION AND TRANSACTIONS. Investments are valued at market value using information available from an approved pricing service, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Security transactions are accounted for on the trade date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund amortizes premiums and accretes original issue discount. For municipal bonds purchased after April 30, 1993 and subsequently sold at a gain, market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as taxable income, rather than capital gain.

SECURITIES PURCHASED ON A WHEN ISSUED BASIS. The Fund may purchase portfolio securities on a when issued or delayed delivery basis. These securities have been registered by a municipality or government agency, but have not been issued to the public. The Fund may contract to purchase these securities in advance of issuance. Delivery of the security and payment therefor may take place a month or more after the date of the transaction. At the time of purchase, the Fund sets aside sufficient investment securities as collateral to meet such purchase commitments. Such securities are subject to market fluctuations during this period. The current value of these securities is determined in the same manner as for other portfolio securities.

DISTRIBUTIONS TO SHAREHOLDERS. Income distributions are declared and recorded each day based on the projected net investment income for a period, usually one month, calculated as if earned pro rata throughout the period on a daily basis. Such distributions are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually.

FEDERAL INCOME TAXES. During any particular year, the Fund is required to distribute certain minimum amounts of net realized capital gains and net investment income in order to avoid a federal income or excise tax. It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders. Therefore, the Fund was not required to record a liability for either federal income or excise tax.

RECLASSIFICATION OF CAPITAL ACCOUNTS. In 1993, the Fund adopted the provisions of Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" (SOP). The SOP requires the Fund to report the undistributed net investment income (accumulated loss) and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future tax distributions (or to offset future realized capital gains). The implementation of the SOP did not have a significant impact on the Fund.

OTHER. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

NOTE 2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES:

Ronald H. Fielding, President and a trustee of the Fund, is also an officer, director and controlling shareholder of Fielding Management Company, Inc. (FMC), the Fund's investment advisor through April 30, 1994. The Fund received shareholder approval to change the investment advisor from FMC to Rochester Capital Advisors, L.P. (RCA, L.P.) effective May 1, 1994. RCA, L.P. is managed by Rochester Capital Advisors, Inc. (RCA), which serves as the general partner of RCA, L.P. Mr. Fielding is President, director, and controlling shareholder of RCA, as well as an officer, director and controlling shareholder of Rochester Fund Distributors, Inc. (RFD), the Fund's principal underwriter and an officer, director and controlling shareholder of Rochester Fund Services, Inc. (RFS), the Fund's shareholder servicing, accounting and pricing agent.

The management fee payable to FMC was based on an annual rate of .50% of average daily net assets up to $100 million, .45% of average daily net assets on the next $150 million, and .40% of average daily net assets in excess of $250 million. For the four month period ending April 30, 1994, FMC received fees of $2,552,432 for management and investment advisory services. The management fee payable to RCA, L.P. is based on an annual fee of .50% of its average daily net assets up to $100 million, .45% of its average daily net assets on the next $150 million, .40% of its average daily net assets in excess of $250 million but less than $2 billion, and .39% of its average daily net assets in excess of $2 billion. For the eight month period from May 1, 1994 to December 31, 1994, RCA, L.P. received fees of $5,010,516 for management and investment advisory services.

For the year ended December 31, 1994, RFD purchased shares from the Fund at net asset value to fill orders received from dealers and retained net underwriting discounts of $2,015,030. The Fund has adopted a distribution plan pursuant to Rule 12b-l of the Investment Company Act of 1940, as amended, which permits the Fund to pay an asset based sales charge of up to .l% per annum of its average daily net assets for certain sales related distribution expenses and a service fee of up to .25% per annum of average daily net assets for expenses incurred in connection with the maintenance of shareholder accounts. For the year ended December 31, 1994, the Fund paid distribution fees of $3,150,402 to RFD. From this amount, RFD made service fee payments of $1,609,589 to broker dealers and financial institutions.

For the year ended December 31, 1994, RFS received $1,709,156 in shareholder servicing agent, pricing and accounting fees from the Fund. The shareholder servicing agent fee charged by RFS to the Fund is based on a monthly maintenance fee of $2.01 for each shareholder account. During 1994, the Fund was charged $556,700 for pricing and accounting services.

For the year ended December 31, 1994, the Fund directly sold to and purchased from the Limited Term New York Municipal Fund, an affiliated investment company, investments at market value in the amount of $9,573,313 and $28,188,218, respectively. There were no commissions or other charges associated with these transactions.

NOTE 5. PORTFOLIO INFORMATION:

Purchases at cost and proceeds from sales of investment securities for the year ended December 31, 1994 were $882,893,851 and $638,746,573, respectively.

The Fund held $227,282,837 in inverse floating rate municipal bonds at December 31, 1994, comprising approximately 12.7% of net assets.

During 1994, 9.31% of interest income was derived from investments in U.S. territories which are exempt from federal, all states, and New York City income taxes.

Unrealized appreciation (depreciation) at December 31, 1994 based on cost of securities for federal income tax purposes of $1,896,632,582 was:

     Gross unrealized appreciation                     $28,457,079
     Gross unrealized depreciation                     (127,534,684)
                                                       ------------
     Net unrealized depreciation                       ($99,077,605)
                                                       ============

At December 31, 1994, capital loss carryovers available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

          Year of Expiration                  Capital Loss Carryover
          ------------------                  ----------------------
                2000                               $   564,400
                2001                                 1,954,100
                2002                                42,293,600
                                                   -----------
                                                   $44,812,100
                                                   ===========

The availability of these loss carryovers may be limited in a given year but will be used to the extent possible to offset any future realized gains.

In March, 1994, the Fund entered into a conditional contract to purchase a total of $9,710,000 of Islip Resource Recovery Series D Refunding Bonds as detailed below:

             Face
            Amount                      Coupon                 Maturity
          ----------                    ------                 --------
          $2,420,000                     6.05%                   2004
           2,565,000                     6.15%                   2005
           2,725,000                     6.25%                   2006
           2,000,000                     6.50%                   2009
          ----------
          $9,710,000
          ==========

The bonds will be issued and delivered on August 15, 1995 if the following terms and conditions are met: 1) Counsel must render opinions that the interest on the Series D bonds is exempt for federal income tax purposes and is not a tax preference item for the purposes of computing alternative minimum tax and 2) AMBAC Indemnity Corporation must still have an AAA rating from at least one Nationally Recognized Securities Rating Organization (NRSRO) at the time they issue their insurance policy on the bonds. The Fund has not recorded this commitment as of December 31, 1994, due to the uncertainties relating to the aforementioned terms and conditions with respect to this bond issuance; however, the Fund has segregated sufficient investment securities to cover the potential commitment.

NOTE 4. BANK BORROWINGS:

The Fund has available a $50,000,000 unsecured line of credit with a bank. Borrowings are payable on demand and bear interest at the bank's prime rate.

The Fund bad berrowings of $15,082,550 outstanding at December 31, 1994. For the year ended December 31, 1994, the average monthly loan balance was $28,131,413 at a weighted average interest rate of 7.15%. The maximum amount of borrowings outstanding at any month-end was $46,846,500.

NOTE 5. SHARES OF BENEFICIAL INTEREST:

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest, par value $.01 per share. Transactions in capital stock were as follows:

                                                                     Year ended December 31,
                                                               ------------------------------------
                                                                  1994                      1993
                                                               -----------               ----------
Shares sold                                                     26,972,429               40,667,109
Shares issued on reinvestment of distributions                   3,569,917                2,226,134
Shares repurchased                                             (15,115,012)              (4,947,800)
                                                               -----------               ----------
Net increase in shares outstanding                              15,427,334               37,945,443
Shares outstanding, beginning of year                           94,431,949               56,486,506
                                                               -----------               ----------
Shares outstanding, end of year                                109,859,283               94,431,949
                                                               ===========               ==========

ROCHESTER FUND MUNICIPALS
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 Year ended December 31,
                                          -----------------------------------------------------------------------------
                                             1994         1993              1992              1991              1990
                                          ----------    ----------         --------          --------          --------
Net asset value, beginning of year ......     $19.00       $17.65            $17.01            $16.24            $16.29
                                          ----------    ----------         --------          --------          --------
Income from investment operations:
  Net investment income .................       1.13         1.17              1.20              1.20              1.20
  Net realized and unrealized gain
    (Loss) on investments ...............      (2.68)        1.35              0.64              0.81             (0.05)
                                          ----------    ----------         --------          --------          --------
      Total from investment operations ..      (1.55)        2.52              1.84              2.01              1.15
                                          ----------    ----------         --------          --------          --------
Less distributions:
  Dividends from net investment income ..      (1.13)       (1.17)            (1.20)            (1.20)            (1.20)
  Dividends from undistributed
    net investment income - prior year ..      (0.01)        --                --                --                --
  Distributions from capital gains ......       --           --                --               (0.04)             --
  Returns of capital ....................       --           --                --                --                --
                                          ----------    ----------         --------          --------          --------
      Total distributions ...............      (1.14)       (1.17)            (1.20)            (1.24)            (1.20)
                                          ----------    ----------         --------          --------          --------
Net asset value, end of year ............     $16.31       $19.00            $17.65            $17.01            $16.24
                                          ==========    ==========         ========          ========          ========

Total return (excludes sales load) ......      (8.35%)      14.60%            11.19%            12.79%             7.28%

Ratios/supplemental data:
  Net assets, end of year
    (000 omitted) ....................... $1,791,299    $1,794,096         $997,030          $497,440          $260,553
Ratio of total expenses
  to average net assets .................       0.84%        0.75%             0.84%             0.87%             0.88%
Ratio of total expenses (excluding
  interest) to average net assets* ......       0.73%        0.64%             0.70%             0.74%             0.72%
Ratio of net investment income to
  average net assets ....................       6.43%        6.21%             6.79%             7.12%             7.21%
Portfolio turnover rate .................      34.39%       18.27%            29.99%            48.54%            51.63%

----------

* During the periods shown above, the Fund's interest expense was offset by the incremental interest income generated on bonds purchased with borrowed funds.

Per share information has been determined on the basis of the weighted average number of shares outstanding during the period.

                                   APPENDIX A

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

STANDARD & POOR'S RATING GROUP
A brief description of the applicable Standard & Poor's Corporation rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligator with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         II. Nature of and provisions of the obligation;

         III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

Long-Term Municipal Bonds

AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

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BBB      Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB-D Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investors should exercise his own judgement with respect to such likelihood and risk.

Short-Term Tax-Exempt Notes

Standard & Poor's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal interest.

SP-3     Speculative capacity to pay principal and interest.

Tax-Exempt Commercial Paper

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 165 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. These issues determined to posses overwhelming safety characteristics are denoted with a plus (+) sign designation.

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A-1      This designation indicates that the degree of safety regarding timely payment is very strong.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C & D These ratings indicate that the issue is either in default or expected to be in default upon maturity.

MOODY'S INVESTORS SERVICE, INC.
A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

Long-Term Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the one-term risks appear somewhat larger than the Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market fluctuations.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

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Baa      Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments but certain protective elements may be lacking or may be characteristically unreliable or over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

Ba-C Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con. Bonds for which the security depends upon the completion of some act or the fulfillment of some conditions are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

Short-Term Tax-Exempt Notes

The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality... but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative".

Tax-Exempt Commercial Paper

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

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         Issuers rated Prime 1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

         Issuers rated Prime 2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

         Issuers rated Prime 3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE, INC.
A brief description of the applicable Fitch Investors Service rating symbols and their meanings follow:

Long Term Municipal Bonds

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high quality. "The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bond rating "AAA".

A   Bonds considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-C BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying debt service requirements. B bonds are considered highly speculative. While debt service payments are currently being met, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety. CCC bonds have certain identifiable characteristics which, if not remedied, may lead to default; CC bonds are minimally protected and default in payment of interest and/or principal seems probable over time; C bonds are in imminent default in payment of interest or principal.

DDD Bonds rated DDD, DD, D are in default on interest and/or principal payments. Such bonds are extremely speculative. "DDD" represents the highest probability for recovery on these bonds, "D" represents the lowest probability for recovery.

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Plus (+) Minus(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs are not used in the "AAA", "DDD", "DD", or "D" categories.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.



































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